EXHIBIT 1.01


               Public Service Company of Oklahoma
          Series A Medium-Term Notes Due Not Less Than
                  9 Months from Date of Issue


                     DISTRIBUTION AGREEMENT



                                                February 26, 1996



Smith Barney Inc.
390 Greenwich Street, 4th Floor
New York, New York  10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Dear Sirs:

      Public  Service Company of Oklahoma, an  Oklahoma
corporation  (the  "Company"), confirms  its  agreement
with  Smith  Barney  Inc.  and  Morgan  Stanley  &  Co.
Incorporated  (each  referred  to  as  an  "Agent"  and
collectively referred to as the "Agents") with  respect
to the issue and sale by the Company of its Medium-Term
Notes,  Series A, described herein (the "Notes").   The
Notes  are to be issued pursuant to an indenture  dated
as of February 1, 1996, as supplemented and as the same
may  from time to time be amended or supplemented  (the
"Indenture"), between the Company and Liberty Bank  and
Trust  Company  of  Tulsa,  National  Association,   as
trustee  (the "Trustee").  As of the date  hereof,  the
Company has authorized the issuance and sale of  up  to
$75,000,000 aggregate principal amount of Notes through
the Agents pursuant to the terms of this Agreement.  It
is  understood, however, that the Company may from time
to  time authorize the issuance of additional Notes and
that  such additional Notes may be sold through  or  to
the Agents pursuant to the terms of this Agreement, all
as though the issuance of such Notes were authorized as
of the date hereof.  Until the Release Date (as defined
in  the  Indenture), the Notes will be  secured  as  to
payment of principal and interest by one or more series
of  First  Mortgage Bonds (the "First Mortgage  Bonds")
issued,  pledged and delivered by the  Company  to  the
Trustee.   The  First  Mortgage Bonds  will  be  issued
pursuant to the provisions of the Company's Indenture dated July 1, 1945, as supplemented and as the same may from time to time be amended or supplemented (the
"First  Mortgage Indenture") to Liberty Bank and  Trust
Company of Tulsa, National Association, as Trustee (the
"First Mortgage Trustee").

     This Agreement provides both for the sale of Notes
by  the  Company directly to purchasers, in which  case
the  Agents  will  act  as agents  of  the  Company  in
soliciting  Note purchases, and (as may  from  time  to
time  be  agreed  to by the Company and the  applicable
Agent)   to  an  Agent  as  principal  for  resale   to
purchasers.

      The  Company  has filed with the  Securities  and
Exchange   Commission   (the  "SEC")   a   registration
statement   on  Form  S-3  (No.  333-00973)   for   the
registration of debt securities, including  the  Notes,
under the Securities Act of 1933, as amended (the "1933
Act"),  and the offering thereof from time to  time  in
accordance  with Rule 415 of the rules and  regulations
of   the  SEC  under  the  1933  Act  (the  "1933   Act
Regulations").   Such registration statement  has  been
declared  effective by the SEC and  the  Indenture  has
been  qualified under the Trust Indenture Act of  1939,
as   amended   (the  "1939  Act").   Such  registration
statement,   excluding  Form  T-1  (and   any   further
registration  statements which  may  be  filed  by  the
Company for the purpose of registering additional Notes
and   in  connection  with  which  this  Agreement   is
incorporated   by   reference)   and   the   prospectus
constituting   a  part  thereof,  and  any   prospectus
supplements and pricing supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities
Exchange Act of 1934, as amended (the "1934 Act"), or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively.

I.   Appointment as Agents.

     A.    Appointment of Agents.  Subject to the terms
and   conditions  stated  herein  and  subject  to  the
reservation by the Company of the right to  sell  Notes
directly on its own behalf, the Company hereby appoints
the  Agents as its agents for the purpose of soliciting
purchases  of the Notes from the Company by others  and
agrees  that, except as otherwise contemplated  herein,
whenever  the Company determines to sell Notes directly
to  an Agent as principal for resale to others, it will
enter   into  a  Terms  Agreement  (hereafter  defined)
relating to such sale in accordance with the provisions
of  Section 3(b) hereof.  The Agents are authorized  to
appoint  sub-agents or to engage the  services  of  any
other broker or dealer in connection with the offer  or
sale of the Notes.  The Company agrees that, during the
period  the  Agents are acting as the Company's  agents
hereunder,  the  Company will not  contact  or  solicit
potential  investors introduced to it by  an  Agent  to
purchase  the Notes.  The Company may appoint,  upon  3
business days prior written notice to the Agents, additional persons to serve as Agents hereunder, but only if each such additional person agrees to be bound by all of the terms of this Agreement as an Agent.

     B.    Reasonable Best Efforts Solicitations; Right
to  Reject  Offers.  Upon receipt of instructions  from
the  Company,  each Agent will use its reasonable  best
efforts  to solicit purchases of such principal  amount
of  the Notes as the Company and such Agent shall agree
upon  from  time  to  time  during  the  term  of  this
Agreement,  it being understood that the Company  shall
not  approve the solicitation of purchases of Notes  in
excess  of the amount which shall be authorized by  the
Company from time to time or in excess of the principal
amount of Notes registered pursuant to the Registration
Statement.  The Agents will have no responsibility  for
maintaining  records  with  respect  to  the  aggregate
principal   amount  of  Notes  sold,  or  of  otherwise
monitoring the availability of Notes for sale under the Registration Statement. Each Agent will communicate to the Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein. The Company may accept, in its discretion reasonably exercised, or reject, and any such rejection shall not be deemed a breach of the Company's agreement contained herein, any proposed purchase of the Notes, in whole or in part.

     C.         Solicitations  as Agent;  Purchases  as
Principal.   In soliciting purchases of  the  Notes  on
behalf  of the Company, the Agents shall act solely  as
agents for the Company and not as principal.  An  agent
shall  make  reasonable  best  efforts  to  assist  the
Company  in  obtaining performance  by  each  purchaser
whose  offer  to purchase Notes has been  solicited  by
such  Agent  and accepted by the Company.   The  Agents
shall  not  have  any liability to the Company  in  the
event  any  such  purchase is not consummated  for  any
reason.   An  Agent  shall not have any  obligation  to
purchase Notes from the Company as principal, but each Agent may agree with the Company from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made pursuant to a Terms Agreement in accordance with Section 3(b) hereof.

     D.     Reliance.  The Company and each Agent agree
that  any  Notes  the  placement of  which  such  Agent
arranges  shall be placed by such Agent, and any  Notes
purchased by such Agent shall be purchased, in reliance
on   the  representations,  warranties,  covenants  and
agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

     E.         Administrative Procedures.   Procedural
details relating to the issue and delivery of the Notes
and  the  payment  therefor, unless an  Agent  and  the
Company shall otherwise agree, shall be as set forth in
the  Administrative Procedures attached hereto as Annex
I  as  it  may be amended from time to time by  written
agreement  between  the Agents  and  the  Company  (the
"Administrative  Procedures").  The provisions  of  the
Administrative   Procedures   shall   apply   to    all
transactions  contemplated hereunder other  than  those
made pursuant to a Terms Agreement.  Each Agent and the
Company   shall  perform  the  respective  duties   and
obligations specifically provided to be performed by each of them in the Administrative Procedures.

SECTION 2.     Representations and Warranties.

      a     The Company represents and warrants to each
Agent  as  of the date hereof, as of the date  of  each
acceptance by the Company of an offer for the  purchase
of  Notes (whether through an Agent as agent or  to  an
Agent as principal), as of the date of each delivery of
Notes  (whether through such Agent as agent or  to  the
Agent as principal) (the date of each such delivery  to
an  Agent as principal being hereinafter referred to as
a  "Settlement  Date"), and as of  any  time  that  the
Registration  Statement  or  the  Prospectus  shall  be
amended or supplemented (other than by an amendment  or
supplement  providing  solely  for  a  change  in   the
interest rates of Notes or similar changes) or there is
filed  with  the  SEC  any  document  incorporated   by
reference  into the Prospectus (other than any  Current
Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement, unless the Agents shall otherwise specify) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

           i. Due Incorporation and Qualification.  The
     Company  has been duly incorporated and is validly
     existing  as a corporation in good standing  under
     the laws of the State of   Oklahoma with corporate
     power  and authority to own its properties and  to
     conduct   its   business  as  described   in   the
     Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in (A) a material adverse change in the condition, financial or otherwise, or in the earnings of the Company and its subsidiaries considered as one enterprise or (B) a material adverse change in its prospective financial condition or results of operations, in either case whether or not arising in the ordinary course of business.

           ii.   Subsidiaries.  Each subsidiary of  the
     Company which is a significant subsidiary (each  a
     "Significant Subsidiary") as defined in  Rule  405
     of  Regulation  C of the 1933 Act Regulations  has
     been duly incorporated and is validly existing  as
     a  corporation in good standing under the laws  of
     the   jurisdiction   of  its  incorporation,   has
     corporate   power  and  authority   to   own   its
     properties  and conduct its business as  described
     in  the  Prospectus  and is duly  qualified  as  a
     foreign corporation to transact business and is in
     good  standing in each jurisdiction in which  such
     qualification is required, whether  by  reason  of
     the  ownership  or  leasing  of  property  or  the
     conduct  of business, except where the failure  to
     so qualify or be in good standing would not result
     in (A) a material adverse change in the condition,
     financial  or  otherwise, or the earnings  of  the
     Company  and  its subsidiaries considered  as  one
     enterprise or (B) a material adverse change in the
     Company's   prospective  financial  condition   or
     results  of operations, in either case whether  or
     not  arising  in the ordinary course of  business;
     and  all  of  the  issued and outstanding  capital
     stock of each Significant Subsidiary has been duly
     authorized and validly issued, is fully  paid  and
     non-assessable   and,   except   for    directors'
     qualifying  shares,  is  owned  by  the   Company,
     directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

           iii.  Registration Statement and Prospectus.
     At the time the Registration Statement became effective, the Registration Statement complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder. The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus resulting from the failure of any of the Agents to furnish the Company with information pertaining to such Agents and the sale of the Notes required to complete the Registration Statement or the Prospectus, to statements in the Form T-1 filed by the Trustee and First Mortgage Trustee as exhibits to the Registration Statement or to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or Prospectus.

           iv.   Incorporated Documents.  The documents
     incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.


           v. Accountants. The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

           vi.  [Intentionally Left Blank].

           vii.   Authorization and  Validity  of  this
     Agreement, the Indenture and the Notes. This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or pursuant to any Terms Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to the statements relating thereto contained in the Prospectus; and the Notes will be entitled to the benefits provided by the Indenture.

           viii.    Material   Changes   or   Material
     Transactions. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement) and except as the Company may have furnished supplemental information to each prospective Agent as to matters to be reflected in the Prospectus, there has been no (A) material adverse change in the condition, financial or otherwise, or in the earnings of the Company and its subsidiaries considered as one enterprise or (B) adverse development concerning the Company's business or assets which would result in a material adverse change in its prospective financial condition or results of operations, in either case whether or not arising in the ordinary course of business.

           ix.   No Defaults.  Neither the Company  nor
     any of its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties is bound that would result in (A) a material adverse change in the condition, financial or otherwise, or in the earnings of the Company and its subsidiaries considered as one enterprise or (B) a material adverse change in its prospective financial condition or results of operations, in either case whether or not arising in the ordinary course of business; or materially and adversely affect the performance by the Company of the obligations under this Agreement or consummation of the transaction contemplated by this Agreement; the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein, therein and pursuant to any applicable Terms Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order applicable to the Company or any such subsidiary.


           x.    Authorization,  Approval  or  Consent
     Required.    The   Company  is  subject   to   the
     jurisdiction    of   the   Oklahoma    Corporation
     Commission ("OCC") which is vested with powers  of
     supervision,  regulation and control over  various
     matters including the issuance of securities.   No
     authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the sale of the Notes or the First
     Mortgage Bonds hereunder, including under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), except (i) for such orders as are required by the OCC authorizing the issuance and sale of the Notes and the First
     Mortgage Bonds on terms consistent with this Agreement, the Administrative Procedures and any applicable Terms Agreement, which orders have been obtained, are in full force and effect and have been heretofore delivered to the Agents, and (ii) as otherwise may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws.

           xi.  Title to Property.  The Company and its
     subsidiaries have good and marketable title in fee simple (or its equivalent under applicable law) to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.


           xii.    Environmental  and  Other  Matters.
     Except as set forth in the Registration Statement,
     neither  the Company nor its subsidiaries (in  the
     case   of   matters   relating  to   environmental
     protection,  occupational safety  and  health  and
     equal  employment opportunity, to the best of  its
     knowledge)  (a)  is  in  violation  of  any  laws,
     ordinances, governmental rules and regulations  to
     which  it  is subject or (b) has failed to  obtain
     any   licenses,  permits,  franchises   or   other
     governmental  authorizations,  necessary  to   the
     ownership of its property or to the conduct of its
     business,  which  violation  or  such  failure  to
     obtain  would  materially  adversely  affect   the
     business, business prospects, profits, properties or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.


      b. Additional Certifications. Any certificate signed by any director or officer of the Company and delivered to the Agents or to counsel for the Agents in connection with an offering of Notes or the sale of Notes to the agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate (unless otherwise specified in such certificate) and at each Representation Date subsequent thereto.

SECTION 3.  Solicitations as Agent; Purchases as Principal.

      a. Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, as the agent of the Company, to use its reasonable best efforts to solicit offers and receive offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

           The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable, but in any case not later than one business day after receipt of instructions from the Company, such Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

           The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto.
An Agent may reallot any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

           The purchase price, interest rate, maturity date and other terms of the Notes shall be agreed upon by the Company and the Agents and set forth in a pricing supplement to the Prospectus to be prepared following each acceptance by the Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of $100,000 or any larger amount that is an integral multiple of $1,000. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

     b.  Purchases as Principal.  Each sale of Notes to
an  Agent as principal shall be made in accordance with
the  terms contained herein and (unless the Company and
such  Agent  shall  otherwise  agree)  pursuant  to   a
separate agreement which will provide for the  sale  of
such  Notes to, and the purchase and reoffering thereof
by,  such  Agent.  Each such separate agreement  (which
may  be  an oral agreement) between such Agent and  the
Company  is  herein referred to as a "Terms Agreement".
Unless  the context otherwise requires, each  reference
contained herein to "this Agreement" shall be deemed to
include  any  applicable Terms  Agreement  between  the
Company  and  the  applicable Agent.  Each  such  Terms
Agreement,  whether oral or in writing, shall  be  with
respect  to  such  information (as  applicable)  as  is
specified  in Exhibit A hereto.  An Agent's  commitment
to  purchase Notes as principal pursuant to  any  Terms
Agreement  or  otherwise shall be deemed to  have  been
made on the basis of the representations and warranties
of the Company herein contained and shall be subject to
the  terms and conditions herein set forth.  Each Terms
Agreement shall specify the principal amount  of  Notes
to  be  purchased by such Agent pursuant  thereto,  the
price  to be paid to the Company for such Notes (which,
if not so specified in a Terms Agreement, shall be at a
discount  equivalent to the applicable  commission  set
forth  in  Schedule A hereto), the time  and  place  of
delivery  of and payment for such Notes, any provisions
relating to rights of, and default by purchasers acting
together  with  such  Agent in the  reoffering  of  the
Notes,  and  such  other provisions (including  further
terms  of  the  Notes) as may be mutually agreed  upon.
Each  Agent  may utilize a selling or dealer  group  in
connection  with  the  resale of the  Notes  purchased.
Such   Terms   Agreement   shall   also   specify   the
requirements for the officers' certificate, opinions of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

SECTION 4.  Covenants of the Company.

     The Company covenants with each Agent as follows:

     A. Notice of Certain Events. The Company will notify the Agents immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the SEC for filing of any supplement to the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     B.        Notice of Certain Proposed Filings.  The
Company will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates of Notes or the filing of reports under the 1934 Act), whether by the filing of documents pursuant to the 1933 Act or otherwise and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object.

     C.    Copies of the Registration Statement and the
Prospectus.  The Company will deliver to the Agents  as
many  signed  and conformed copies of the  Registration
Statement  (as originally filed) and of each  amendment
thereto   (including   exhibits  filed   therewith   or
incorporated   by  reference  therein   and   documents
incorporated  by  reference in the Prospectus)  as  the
Agents  may  reasonably  request.   The  Company   will
furnish  to the Agents as many copies of the Prospectus
(as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

     D.        Preparation of Pricing Supplements.  The
Company will prepare, with respect to any Notes  to  be
sold   through  or  to  any  Agent  pursuant  to   this
Agreement,  a Pricing Supplement with respect  to  such
Notes  in a form previously approved by such Agent  and
will   file   such  Pricing  Supplement   pursuant   to
Rule 424(b) under the 1933 Act not later than the close of business of the SEC on the fifth business day after the date on which such Pricing Supplement is first used.


     E.    Revisions of Prospectus -- Material Changes.
Except as otherwise provided in subsection (l) of  this
Section,  if  at  any  time during  the  term  of  this
Agreement any event shall occur or condition exist as a
result  of  which it is necessary, in  the   reasonable
opinion  of counsel for the Agents (and concurred  with
by  counsel of the Company) or counsel for the Company,
to  further amend or supplement the Prospectus in order
that   the  Prospectus  will  not  include  an   untrue
statement  of  a  material fact or omit  to  state  any
material fact necessary in order to make the statements
therein   not   misleading  in   the   light   of   the
circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of counsel for the Agents
(and concurred with by counsel of the Company) or counsel for the Company to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agents and to cease sales of any Notes the Agents may then own as principal pursuant to a Terms Agreement, and the Company will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

     F.      Prospectus Revisions -- Periodic Financial
Information.    Except   as   otherwise   provided   in
subsection (l) of this Section, on or prior to the date
on  which there shall be released to the general public
in  the  form  of  a  press release  interim  financial
statement  information  related  to  the  Company  with
respect  to  each  of the first three quarters  of  any
fiscal   year   or   preliminary  financial   statement
information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

     G.       Prospectus Revisions -- Audited Financial
Information.    Except   as   otherwise   provided   in
subsection (l) of this Section, on or prior to the date
on  which there shall be released to the general public
in  the  form  of a press release financial information
included  in  or  derived from  the  audited  financial
statements  of  the  Company for the  preceding  fiscal
year,   the   Company  shall  cause  the   Registration
Statement and the Prospectus to be amended, whether  by
the  filing of documents pursuant to the 1934 Act,  the
1933  Act  or  otherwise, to include or incorporate  by
reference  such  audited financial statements  and  the
report  or  reports, and consent or  consents  to  such
inclusion  or  incorporation  by  reference,   of   the
independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

     H.     Earnings Statements.  The Company will make
generally available to its security holders as soon  as
practicable,  but in any event not later than  90  days
after  (i)  the  effective  date  of  the  Registration
Statement,  (ii)  the  effective  date  of  each  post-
effective amendment to the Registration Statement,  and
(iii)  the date of each filing by the Company with  the
SEC   of  an  Annual  Report  on  Form  10-K  that   is
incorporated   by   reference   in   the   Registration
Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Act and the rules and regulations of the SEC thereunder (including, at the option of the Company, Rule 158).

     I.      Blue Sky Qualifications.  The Company will
endeavor,  in cooperation with the Agents,  to  qualify
the  Notes  for offering and sale under the  applicable
securities  laws of such states and other jurisdictions
of the United States as the Agents may designate and as
approved  by  the  Company,  and  will  maintain   such
qualifications in effect for as long as may be required
for  the  distribution  of  the  Notes  and  the  First
Mortgage  Bonds;  provided, however, that  the  Company
shall  not be obligated to file any general consent  to
service   of  process  or  to  qualify  as  a   foreign
corporation in any jurisdiction in which it is  not  so
qualified.   The Company will file such statements  and
reports  as  may  be  required  by  the  laws  of  each
jurisdiction  in which the Notes or the First  Mortgage
Bonds  have  been  qualified as  above  provided.   The
Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes or the First Mortgage Bonds for sale in any such state or jurisdiction or the initiating or threatening of any preceding for such purpose.

     J. 1934 Act Filings. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections
13(a), 13(c), 14 or 15(d) of the 1934 Act.

     K.   Stand-Off Agreement.  If required pursuant to
the terms of a Terms Agreement, between the date of any
Terms Agreement and the Settlement Date with respect to
such Terms Agreement, the Company will not, without the
applicable  Agent's prior consent, offer  or  sell,  or
enter  into  any agreement to sell, any debt securities
of  the  Company (other than the Notes that are  to  be
sold  pursuant  to such Terms Agreement,  notes  issued
pursuant   to  a  credit  facility  or  other   similar
agreement and commercial paper in the ordinary course of business).

     L.         Suspension of Certain Obligations.  The
Company shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section during any period from the time the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Company to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms
Agreement with either or both of the Agents.

     M.   Condition to Agency Transactions.  Any person
who  has agreed to purchase Notes as the result  of  an
offer to purchase solicited by an Agent shall have  the
right to refuse to purchase and pay for such Notes  if,
on  the  related settlement date fixed pursuant to  the
Administrative  Procedures, (i) there has  been,  since
the  date  on which such person agreed to purchase  the
Notes  (the  "Trade  Date"), (A) any  material  adverse
change in the condition, financial or  otherwise, or in
the  earnings  of  the  Company  and  its  subsidiaries
considered  as  one  enterprise  or  (B)  any   adverse
development concerning the Company's business or assets
which would result in a material adverse change in  the
prospective   financial   condition   or   results   of
operations, in either case, whether or not  arising  in
the  ordinary course of business, or (ii)  there  shall
have  occurred  any outbreak or material escalation  of
hostilities or other calamity or crisis, the effect  of
which on the financial markets of the United States  is
such  as  to make it, in the judgment of the purchaser,
impracticable  to purchase the Notes, or (iii)  trading
in any securities of the Company  has been suspended by
the  SEC  or  a  national securities  exchange,  or  if
trading generally on the New York Stock Exchange  shall
have  been  suspended, or any limitation on prices  for
such trading or any restrictions on the distribution of
securities has been promulgated, by said exchange or by
order  of  the  SEC  or any other Federal  governmental
authority,  or  if  a general banking moratorium  shall
have  been  declared  by either  Federal  or  New  York
authorities,  or  (iv)  the  rating  assigned  by   any
nationally recognized securities rating agency to any debt securities of the Company as of the Trade Date shall have been lowered since that date.

SECTION 5.  Conditions of Obligations.

           The  obligations  of each Agent  to  solicit
offers  to purchase the Notes as agent of the  Company,
the  obligations of any purchasers of  the  Notes  sold
through each Agent as agent, and any obligation  of  an
Agent  to  purchase Notes pursuant to a Terms Agreement
or  otherwise  will be subject to the accuracy  of  the
representations  and warranties  on  the  part  of  the
Company herein and to the accuracy of the statements of
the   Company's   officers  made  in  any   certificate
furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

     A.        Legal Opinions.  On the date hereof, the
Agents   shall   have  received  the  following   legal
opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                (i)   Opinion of Company Counsel.   The
     opinion of Milbank, Tweed, Hadley & McCloy, counsel to Company, (subject to the reservation that they have relied upon the opinion of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, and upon the opinion of Wagstaff, Alvis, Stubbeman, Seamster &
     Longacre, L.P.P., Abilene, Texas, each counsel for the Company, as to all matters governed by Oklahoma and Texas law, respectively), substantially to the effect set forth in Exhibit B;

               (ii)   Opinion of Counsel to the Agents.
     The opinion of Sidley & Austin, counsel to the Agents, (subject to the same reservation as that expressed in subsection (1) of this Section 5(a)), substantially to the effect set forth in Exhibit
     C;

              (iii)  Opinion of Oklahoma Counsel to the
     Company.  The opinion of Doerner, Saunders, Daniel &
     Anderson, Tulsa, Oklahoma, Oklahoma counsel for the
     Company, substantially to the effect set forth in Exhibit D; and


               (iv)   Opinion of Texas Counsel  to  the
     Company.   The opinion Wagstaff, Alvis, Stubbeman,
     Seamster & Longacre, L.P.P., Abilene, Texas, Texas counsel for the Company, substantially to the effect set forth in Exhibit E.

     B.        Officers' Certificate.  At the date hereof
the  Agents  shall have received a certificate  of  the
President or any Vice President and the chief financial
officer,    chief   accounting   officer,    treasurer,
controller or secretary of the Company and dated as  of
the  date  hereof,  to the effect that  (i)  since  the
respective  dates as of which information is  given  in
the  Registration Statement and the Prospectus or since
the  date of any applicable Terms Agreement, there  has
been  no  (A) material adverse change in the condition,
financial  or  otherwise, or in  the  earnings  of  the
Company   or  (B)  adverse development  concerning  the
Company's  business or assets which would result  in  a
material  adverse  change in its prospective  financial
condition or results of operations, except such changes
as  are  set  forth or contemplated in the Registration
Statement or Prospectus (including financial statements
and   notes   thereto   contained   in   any   document
incorporated by reference therein), (ii) the  order  of
the  OCC referred to in subsection (x) of Section 2  of
this  Distribution Agreement is, to  the  best  of  the
knowledge of the applicable signers, in full force  and
effect, and (iii)  to the best of the knowledge of  the
applicable  signers,  no  stop  order  suspending   the
effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

     C.         Comfort Letter. On or prior to the date
hereof,  the  Agents  shall have received  from  Arthur
Anderson   LLP  a  letter  confirming  that  they   are
independent  public  accountants with  respect  to  the
Company  within  the meaning of the 1933  Act  and  the
applicable  published rules and regulations  thereunder
and  that  the  answer to Item 10 of  the  Registration
Statement is correct insofar as it relates to them  and
stating  in  effect  (1)  that  in  their  opinion  the
financial  statements  and  schedules  of  the  Company
incorporated                                         by
reference    in   the   Registration   Statement    and
Prospectus  and which are stated therein to  have  been
certified or audited by them, comply as to form, in all
material   respects,  with  the  applicable  accounting
requirements  of  the 1933 Act and the published  rules
and  regulations thereunder; (2) that nothing has  come
to   their  attention  which  causes  them  to  believe
(A)  that any unaudited dollar amounts or ratios  which
may  appear  in  the  Registration  Statement  and  the
Prospectus  under  the caption "The Company"  were  not
determined  on  a  basis substantially consistent  with
that  of  the  corresponding  amounts  in  the  audited
financial statements incorporated by reference  in  the
Registration Statement and the Prospectus; (B) that any
unaudited condensed financial statements of the Company
included  in  any of the Company's Form 10-Q  Quarterly
Reports, which may be incorporated by reference in  the
Registration  Statement  and  the  Prospectus,  do  not
comply  as  to form in all material respects  with  the
applicable accounting requirements of the 1934 Act  and
the   applicable   published  rules   and   regulations
thereunder,  or that material modifications  should  be
made to such unaudited financial statements for them to
be  in  conformity  with generally accepted  accounting
principles; or (C) that, except in all instances as set
forth or contemplated in the Registration Statement  or
the Prospectus, (i) at the date of the latest available
unaudited financial statements of the Company  read  by
them  and  at  a  subsequent date, not more  than  five
business  days before the date hereof, there  has  been
any  change in the capital stock or long-term  debt  of
the  Company,  as compared with amounts  shown  in  the
latest  balance  sheet  of  the  Company  included   or
incorporated by reference in the Registration Statement
and  the  Prospectus,  except  for  normally  scheduled
reductions  in  the  Company's  long-term   debt,   and
(ii)  for  the  period  from the  date  of  the  latest
financial   statements  included  or  incorporated   by
reference  in the Prospectus to the date of the  latest
available interim financial statements read by them and
to  the aforementioned date not more than five business
days  prior to the Closing Date there was any decrease,
as  compared  with  the  corresponding  period  in  the
preceding   twelve  month  period,  in  the   Company's
operating  revenues, operating income or net income  or
(iii)  there was any decrease in the ratio of  earnings
to  fixed charges for the twelve months ended the  date
of  such  latest available interim financial statements
as  compared to such ratio for the twelve months  ended
the date of the latest financial statements included or
incorporated by reference in the Prospectus, except  as
set  forth  in  such letter, in which latter  case  the
letter  shall be accompanied by an explanation  by  the
Company  as  to  the significance thereof  unless  such
explanation is not deemed necessary by the Agents;  and
(3)  that  they  have compared certain  dollar  amounts
designated  by  the  Company  and  disclosed   in   the
Registration Statement and Prospectus with such  dollar
amounts contained in the general accounting records  of
the  Company or derived directly from such  records  by
analysis  or  computation, and have found  such  dollar
amounts  to  be  in  agreement  therewith,  except   as
otherwise specified in such letter in which latter case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Agents.


                The  form  of letter shall reflect  the
inclusion of any financial information filed subsequent
to   the  date  of  the  Registration  Statement,   the
incorporation  by  reference of any subsequently  filed
Annual Report on Form 10-K or Quarterly Report on  Form
10-Q and/or the inclusion in the Prospectus of any statistical or financial information.

               Subsequent to the respective dates as of
which   information  is  given  in   the   Registration
Statement and the Prospectus, there shall not have been any change or decrease specified in the letter required by this subsection (c) which is, in the reasonable judgment of the Agents, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Registration Statement and the Prospectus.


     D.   First Mortgage Bonds.  The Company shall have
delivered  to the Trustee, as security for the  payment
of  the  principal  and interest on  the  Notes,  First
Mortgage  Bonds in the same aggregate principal  amount
and  with  the  same  stated rate, maturity  dates  and
redemption  provisions as the Notes they  secure.   The
First  Mortgage  Bonds will be issued  by  the  Company
under  its  Indenture dated July 1,  1945  between  the
Company  and Liberty Bank and Trust Company  of  Tulsa,
National   Association,  as  heretofore   amended   and
supplemented   and  as  to  be  further   amended   and
supplemented by a supplemental indenture or supplement indentures creating the series in which the First
Mortgage Bonds are to be issued.

     E.     Other Documents.  On the date hereof and on
each  Settlement  Date with respect to  any  applicable
Terms Agreement, counsel to the Agents shall have  been
furnished  with  such documents and  opinions  as  such
counsel  may  reasonably require  for  the  purpose  of
enabling  such  counsel to pass upon the  issuance  and
sale  of  Notes  as  herein  contemplated  and  related
proceedings,  or in order to evidence the accuracy  and
completeness   of   any  of  the  representations   and
warranties,   or  the  fulfillment  of   any   of   the
conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall
not have been (i) fulfilled when and as required to  be
fulfilled  or  (ii) waived by the applicable  Agent  or
Agents,  this  Agreement (or,  at  the  option  of  the
applicable  Agent, any applicable Terms Agreement)  may
be terminated by the Agents by notice to the Company at
any  time  and  any such termination shall  be  without
liability of any party to any other party, except  that
the   covenant  regarding  provision  of  an   earnings
statement  set  forth  in  Section  4(h)  hereof,   the
provisions   concerning  payment  of   expenses   under
Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof and the provisions set forth under "Parties" of Section
15 hereof shall remain in effect.

SECTION 6. Delivery of and Payment for Notes Sold through the Agents.

      Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available Federal funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.  Additional Covenants of the Company.

           The Company covenants and agrees with the Agents that:

     A.         Reaffirmation  of  Representations  and
Warranties.  Each acceptance by the Company of an offer
for  the purchase of Notes, and each delivery of  Notes
to  the applicable Agent pursuant to a Terms Agreement,
shall   be  deemed  to  be  an  affirmation  that   the
representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and the Company will use its best efforts to undertake that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time
(and it is understood that such representations and warranties shall relate to the Registration Statement, Prospectus and any such certificate as amended and supplemented to each such time).

     B.      Subsequent Delivery of Certificates.  Each
time  that the Registration Statement or the Prospectus
shall  be  amended or supplemented (other  than  by  an
amendment or supplement providing  solely for a  change
in the interest rates of Notes or similar changes, and,
unless  the Agents shall otherwise specify, other  than
by an amendment or supplement which relates exclusively
to  an offering of debt securities other than the Notes
and  other  than by a pricing supplement) or  there  is
filed  with  the  SEC  any  document  incorporated   by
reference  into  the Prospectus unless  waived  by  the
Agents  (other than any Current Report on Form 8-K)  or
(if   required  pursuant  to  the  terms  of  a   Terms
Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to the Agents forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which was last furnished to the Agents is true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said
Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

     C.    Subsequent Delivery of Legal Opinions.  Each
time  that the Registration Statement or the Prospectus
shall  be  amended or supplemented (other  than  by  an
amendment or supplement providing solely for  a  change
in  the  interest rates of the Notes or similar changes
or  solely  for  the inclusion of additional  financial
information,  and,  unless the Agents  shall  otherwise
specify, other than by an amendment or supplement which
relates  exclusively to an offering of debt  securities
other  than  the  Notes and other  than  by  a  pricing
supplement) or there is filed with the SEC any document
incorporated  by  reference into the Prospectus  unless
waived by the Agents (other than any Current Report  on
Form  8-K  or  Quarterly Report on Form 10-Q),  or  (if
required  pursuant to the terms of a  Terms  Agreement)
the Company sells Notes to an Agent pursuant to a Terms
Agreement,  the Company shall furnish or  cause  to  be
furnished forthwith to the Agents and to counsel to the
Agents  the written opinions of each of Milbank, Tweed,
Hadley  &  McCloy,  counsel to  the  Company,  Doerner,
Saunders,  Daniel & Anderson, Oklahoma counsel  to  the
Company,  and  Wagstaff, Alvis, Stubbeman,  Seamster  &
Longacre,  L.L.P.,  Texas counsel to  the  Company,  or
other counsel satisfactory to the Agents dated the date
of  filing with the SEC of such supplement or document,
the  date  of effectiveness of such amendment,  or  the
date  of  such sale, as the case may be,  in  form  and
substance reasonably satisfactory to the Agents, of the
same  tenor as the respective opinions referred  to  in
Sections  5(a)(1),  5(a)(3)  and  5(a)(4)  hereof,  but
modified,  as  necessary, to relate to the Registration
Statement   and   the   Prospectus   as   amended   and
supplemented  to the time of delivery of such  opinion;
or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance
(except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

     D.   Subsequent Delivery of Comfort Letters.  Each
time  that the Registration Statement or the Prospectus
shall  be amended or supplemented to include additional
financial  information or there is filed with  the  SEC
any   document  incorporated  by  reference  into   the
Prospectus   which   contains   additional    financial
information unless waived by the Agents (other than  in
a pricing supplement or Current Report on Form 8-K) or,
(if   required  pursuant  to  the  terms  of  a   Terms
Agreement) the Company sells Notes to an Agent pursuant
to  a  Terms Agreement, the Company shall cause  Arthur
Andersen LLP forthwith to furnish the Agents a  letter,
dated  the  date  of effectiveness of  such  amendment,
supplement  or document with the SEC , or the  date  of
such  sale,  as  the  case may be, in  form  reasonably
satisfactory  to the Agents, of the same tenor  as  the
portions of the letter referred to in clauses  (i)  and
(ii)  of Section 5(c) hereof but modified to relate  to
the  Registration Statement and Prospectus, as  amended
and supplemented to the date of such letter, and of the
same  general  tenor  as  the portions  of  the  letter
referred  to in clauses (iii) and (iv) of said  Section
5(c)  with such changes as may be necessary to  reflect
changes   in   the  financial  statements   and   other
information derived from the accounting records of the Company; provided, however, that if the Registration
Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Arthur Andersen LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information.

SECTION 8.     Indemnification.

      a.    The  Company agrees to indemnify  and  hold
harmless  each of the Agents and each person,  if  any,
who  controls each of the Agents within the meaning  of
Section  15 of the 1933 Act or Section 20 of  the  1934
Act,  from  and  against any and  all  losses,  claims,
damages or liabilities, joint or several, to which such
Agent  or  controlling person may become subject  under
the  1933  Act,  the  1934 Act or  the  common  law  or
otherwise,  and to reimburse each such  Agent  or  such
controlling  person for any reasonable legal  or  other
expenses   (including,   to  the   extent   hereinafter
provided, reasonable counsel fees) incurred  by  it  or
them  in  connection with defending  against  any  such
losses, claims, damages or liabilities, arising out  of
or  based  upon any untrue statement or alleged  untrue
statement   of  a  material  fact  contained   in   the
Registration  Statement or any amendment  thereof,  any
preliminary prospectus or the Prospectus (as amended or
supplemented  if the Company shall have  furnished  any
amendments or supplements thereto), or any omission  or
alleged  omission  to  state therein  a  material  fact
required to be stated therein or necessary to make  the
statements  therein not misleading; provided,  however,
that   the  indemnity  agreement  contained   in   this
subsection  (a)  shall not apply to  any  such  losses,
claims, damages or liabilities arising out of or  based
upon  (i)  any such untrue statement or alleged  untrue
statement, or any such omission or alleged omission, if
such  statement or omission was made in  reliance  upon
and in conformity with information furnished in writing
to  the  Company by any of the Agents for  use  in  the
Registration  Statement  or  the  Prospectus   or   any
amendment  or  supplement to either thereof,  (ii)  any
statement made in the Form T-1 filed by the Trustee  as
an  exhibit to the Registration Statement or (iii)  the
failure  of  any  Agent  to  deliver  a  copy  of   the
Prospectus  (excluding  any documents  incorporated  by
reference),  or  of  the  Prospectus  as   amended   or
supplemented after it shall have been amended or supplemented by the Company (excluding any documents incorporated by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Agent to whom any Notes shall have been sold by such Agent, as such delivery may be required by the 1933 Act and the rules and regulations of the Commission thereunder.

      b.    Each of the Agents agrees to indemnify  and
hold  harmless  the Company, each of its  officers  who
signs   the   Registration  Statement,  each   of   its
directors, each person who controls the Company  within
the meaning of Section 15 of the 1933 Act or Section 20
of  the 1934 Act, each other Agent and each person,  if
any,  who  so controls any such other Agent,  from  and
against   any  and  all  losses,  claims,  damages   or
liabilities, joint or several, to which any one or more
of them may become subject under the 1933 Act, the 1934
Act  or  the common law or otherwise, and to  reimburse
each of them for any reasonable legal or other expenses
(including,   to   the  extent  hereinafter   provided,
reasonable counsel fees) incurred by them in connection
with defending against any such losses, claims, damages
or liabilities of the character above specified arising
out  of  or  based  upon (i) any  untrue  statement  or
alleged  untrue statement of a material fact  contained
in  the Registration Statement or the Prospectus or any
amendment   to  the  Registration  Statement   or   the
Prospectus or amendment or supplement to the Prospectus
or  upon  any omission or alleged omission to state  in
any  thereof  a  material fact required  to  be  stated
therein or necessary to make the statements therein not
misleading  if such statement or omission was  made  in
reliance   upon  and  in  conformity  with  information
furnished  in writing to the Company by such Agent  for
use in the Registration Statement or the Prospectus  or
any  amendment  or  supplement to  either  thereof,  or
(ii)  the  failure  of such Agent  to  deliver  (either
directly  or  through  the  Managers)  a  copy  of  the
Prospectus  (excluding  any documents  incorporated  by
reference),  or  of  the  Prospectus  as   amended   or
supplemented after it shall have been amended or supplemented by the Company (excluding any documents incorporated by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Agent and to whom any Notes shall have been sold by or through such Agent, as such delivery may be required by the 1933 Act and the rules and regulations of the Commission thereunder.

     c.   Promptly after receipt by a party indemnified
under this Section 8 (an "indemnified party") of notice
of            the            commencement            of
any action, such indemnified party will, if a claim  in
respect  thereof is to be made against a party granting
an  indemnity  under this Section 8 (the  "indemnifying
party"),  notify the indemnifying party in  writing  of
the commencement thereof; but the omission so to notify
the  indemnifying party will not relieve  it  from  any
liability  which  it may have to any indemnified  party
otherwise than under this Section 8.  In case any  such
action is brought against any indemnified party, and it
notifies  the  indemnifying party of  the  commencement
thereof,  the  indemnifying party will be  entitled  to
participate  therein, and to the  extent  that  it  may
elect  by  written notice delivered to the  indemnified
party  promptly  after receiving the  aforesaid  notice
from  such  indemnified party, to  assume  the  defense
thereof  (thereby conceding that the action in question
is subject to indemnification by the indemnifying party
hereunder),   with   counsel   satisfactory   to   such
indemnified  party;  provided,  however,  that  if  the
defendants  in  any  such  action  include   both   the
indemnified  party and the indemnifying party  and  the
indemnified party shall have reasonably concluded  that
there  may  be  legal defenses available to  it  and/or
other  indemnified parties which are different from  or
additional  to  those  available  to  the  indemnifying
party, the indemnified party or parties shall have  the
right  to select separate counsel to assert and conduct
such legal defenses and to otherwise participate in the
defense  of  such action on behalf of such  indemnified
party  or  parties.  Upon receipt of  notice  from  the
indemnifying  party to such indemnified  party  of  its
election  so to assume the defense of such  action  and
approval  by  the  indemnified party  of  counsel,  the
indemnifying   party  will  not  be  liable   to   such
indemnified party under this  Section  for any legal or
other   expenses   subsequently   incurred   by    such
indemnified  party  in  connection  with  the   defense
thereof  unless  (i) the indemnified party  shall  have
employed  separate  counsel  in  connection  with   the
assertion  of  legal  defenses in accordance  with  the
proviso  to  the  next  preceding  sentence  (it  being
understood, however, that the indemnifying party  shall
not  be  liable  for  the expenses  of  more  than  one
separate counsel, approved by the Agents in the case of
subsection  (a),  representing the indemnified  parties
under  subsection (a) who are parties to such  action),
(ii)  the  indemnifying party shall not  have  employed
counsel  satisfactory  to  the  indemnified  party   to
represent  the  indemnified party within  a  reasonable
time  after  notice of commencement of this  action  or
(iii)   the  indemnifying  party  has  authorized   the
employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      d.    If the indemnification provided for in this
Section  8 shall be unenforceable under applicable  law
by  an indemnified party, the indemnifying party agrees
to contribute to such indemnified party with respect to
any and all losses, claims, damages and liabilities for
which such indemnification provided for in this Section
8  shall be unenforceable, in such proportion as  shall
be  appropriate to reflect the relative  fault  of  the
indemnifying party on the one hand and the  indemnified
party      on      the     other     in      connection
with the statements or omissions which have resulted in
such  losses, claims, damages and liabilities, as  well
as   any   other   relevant  equitable  considerations;
provided, however, that no indemnified party guilty  of
fraudulent  misrepresentation (within  the  meaning  of
Section  11(f)  of the 1933 Act) shall be  entitled  to
contribution  from  the  indemnifying  party   if   the
indemnifying  party  is not guilty of  such  fraudulent
misrepresentation.  Relative fault shall be  determined
by reference to, among other things, whether the untrue
or  alleged untrue statement of a material fact or  the
omission  or alleged omission to state a material  fact
relates  to  information supplied by  the  indemnifying
party  or  the indemnified party and each such  party's
relative  intent, knowledge, access to information  and
opportunity to correct or prevent such untrue statement
or  omission.  The Company and each of the Agents agree
that   it   would   not  be  just  and   equitable   if
contributions pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

      e. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company in the Distribution Agreement shall remain operative and in full force regardless of
(i)  any  termination  of  the Distribution  Agreement,
(ii) any investigation made by or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) delivery of and payment for any of the Notes.



SECTION 9.     Payment of Expenses.

      The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

          A.         The preparation and filing of  the
     Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

          B. The preparation, filing and reproduction of this Agreement;

          C.        The preparation, printing, issuance and
     delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

          D. The fees and disbursements of the Company's accountant and counsel, of the Trustee and its counsel and of any calculation agent;

          E. The reasonable fees and disbursements of counsel to the Agents incurred from time to time in connection with the transactions contemplated hereby;


          F. The qualification of the Notes and the First Mortgage Bonds under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, not exceeding, however, $5,000 in the aggregate;

          G. The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

          H. The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

          I. Any fees charged by rating agencies for the rating of the Notes;

          J. The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

          K.        Any advertising and other out-of-pocket
     expenses of the Agents incurred with the written approval of the Company;

          L. The cost of preparing, and providing any CUSIP or other identification numbers for, the Notes and the First Mortgage Bonds;

          M. The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes; and

          N. The fees and expenses, if any, incurred in connection with any filing with or approval by the OCC in connection with the issuance of the Notes and the First Mortgage Bonds.

     SECTION  10.     Representations,  Warranties  and
                      Agreements to Survive Delivery.

             All   representations,   warranties    and
agreements   contained   in  this   Agreement   or   in
certificates  of  officers  of  the  Company  submitted
pursuant hereto or thereto, shall remain operative  and
in   full   force   and  effect,  regardless   of   any
investigation made by or on behalf of the Agents or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 11.    Termination.

     A.         Termination  of this  Agreement.   This
Agreement  (excluding  any  Terms  Agreement)  may   be
terminated for any reason, at any time by either the Company or an Agent upon the giving of three business days' written notice of such termination to the other party hereto.

     B.         Termination of a Terms Agreement.   The
applicable  Agent may terminate any Terms Agreement  to
which  it  is a party, immediately upon notice  to  the
Company,  at  any  time prior to  the  Settlement  Date
relating  thereto  (i) there shall  have  occurred  any
outbreak or material escalation of hostilities or other
calamity  or  crisis,  the  effect  of  which  on   the
financial  markets of the United States is such  as  to
make  it,  in the judgment of the Agents, impracticable
to   purchase  the  Notes,  or  (ii)  trading  in   any
securities of the Company has been suspended by the SEC
or  a  national securities exchange, or  if  a  general
banking  moratorium shall have been declared by  either
Federal  or  New York authorities, or (iii) the  rating
assigned by any nationally recognized securities rating
agency to any debt securities of the Company as of  the
Purchase Date shall have been lowered since that  date,
or  (iv)  if  there shall have come to  the  applicable
Agent's attention any facts that would cause such Agent
to  believe  that the Prospectus, at the  time  it  was
required  to  be  delivered to a  purchaser  of  Notes,
contained  an  untrue statement of a material  fact  or
omitted to state a material fact necessary in order  to
make   the   statements  therein,  in  light   of   the
circumstances existing at the time of such delivery, not misleading, provided, however, the Agent may only terminate such Terms Agreement pursuant to this Section
12(b)(v) if the Agent gives written notice to the Company of such Agent's intention to terminate such Terms Agreement pursuant to this Section 12(b)(v)
(setting forth in reasonable detail the Agent's reason for such termination) and the Company fails, in the reasonable opinion of the Agent, to correct any such untrue statement in or omission from the Prospectus prior to such Settlement Date.

     C.         General.   In  the event  of  any  such
termination,  neither party will have any liability  to
the  other  party hereto, except that  (i)  each  Agent
shall   be   entitled  to  any  commission  earned   in
accordance  with  the third paragraph of  Section  3(a)
hereof,  (ii)  if at the time of termination  (a)  each
Agent shall own any Notes purchased pursuant to a Terms
Agreement with the intention of reselling them  or  (b)
an offer to purchase any of the Notes has been accepted
by  the  Company  but  the  time  of  delivery  to  the
purchaser  or  his agent of the Note or Notes  relating
thereto  has not occurred, the covenants set  forth  in
Sections  4  and 7 hereof shall remain in effect  until
such Notes are so resold or delivered, as the case  may
be,  and  (iii) the covenant set forth in Section  4(h)
hereof,  the  provisions  of  Section  5  hereof,   the
indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections
11 and 15 hereof shall remain in effect.

SECTION 12.    Notices.

          Unless otherwise provided herein, all notices
required under the terms and provisions hereof shall be
in  writing, either delivered by hand, by  mail  or  by
telex,  telecopier  or telegram, and  any  such  notice
shall   be  effective  when  received  at  the  address
specified below.

          If to the Company:

               Public Service Company of Oklahoma
               212 East Sixth Street
               Tulsa, Oklahoma 74119-1212
               Attention: Robert L. Zemanek, President
                          and Chief Executive Officer
                    Telephone: (918) 599-2000
                    Telecopy:  (918) 599-3220

     with a copy to:

     Stephen D. Wise
     Director, Finance
     Central and South West Corporation
     1616 Woodall Rogers Freeway
     Dallas, Texas  75202
     Telephone:  (214) 777-1000
     Telecopy:  (214) 777-1223

     If to Smith Barney:

          Smith Barney Inc.
          390 Greenwich Street, 4th Floor
          New York, New York  10013
          Attention: MTN Product Management, Mark Meyer
               Telephone:  (212) 723-5123
               Telecopy:   (212) 723-8853

     If to Morgan Stanley:

          Morgan Stanley & Co. Incorporated
          1585 Broadway - 2nd Floor
          New York, New York 10036
          Attention: Manager - Continuously Offered Products
          Telephone:  (212) 761-4000
          Telecopy:   (212) 761-0780

          with a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway - 34th Floor
               New York, New York 10036
               Attention:  Peter Cooper - Investment Banking
                                          Information Center
               Telephone:  (212) 761-8385
               Telecopy:   (212) 761-0260

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 12.

SECTION 14.    Governing Law.

      This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York. Any suit, action or proceeding brought by the Company against the Agents in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The
City of New York.

SECTION 15.    Parties.

      This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.


                         Very truly yours,

                         PUBLIC SERVICE COMPANY OF OKLAHOMA


                         By:
                             Name:
                             Title:

Accepted:

SMITH BARNEY INC.


By:  ________________________________
     Name:
     Title:


MORGAN STANLEY & CO. INCORPORATED


By:  ________________________________
     Name:
     Title:


                                                        EXHIBIT A


     The following terms, if applicable, shall be agreed to by the applicable Agent and the Company pursuant to each Terms Agreement:

          Principal Amount: $_______
            (or principal amount of foreign currency)
          Interest Rate:
                         If Fixed Rate Note, Interest Rate:

                         If Floating Rate Note:
                            Interest Rate Basis:
                                   Initial Interest Rate:
                                   Initial Interest Reset Date:
                                   Spread or Spread Multiplier, if any:
                                   Interest Rate Reset Month(s):
                                   Interest Payment Month(s):
                                   Index Maturity:
                                   Maximum Interest Rate, if any:
                                   Minimum Interest Rate, if any:
                                   Interest Rate Reset Period:
                                   Interest Payment Period:
                                   Interest Payment Date:
                                   Calculation Agent:

                         If Redeemable:

                                   Initial Redemption Date:
                                   Initial Redemption Percentage:
                                   Annual Redemption Percentage Reduction:

               Date of Maturity:
               Purchase Price:  ___%
               Settlement Date and Time:
               Stand-off Period (if any):
               Additional Terms:

Also, agreement as to whether the following will be required:

          Officer's Certificate pursuant to Section 7(b)
            of the Distribution Agreement.
          Legal Opinion pursuant to Section 7(c)of the
            Distribution Agreement.
          Comfort Letter pursuant to Section 7(d) of the
            Distribution Agreement.
          Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                           SCHEDULE A

     As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                            PERCENT OF MATURITY RANGES
PRINCIPAL AMOUNT

From 9 months but less than 1 year.............         .145%

From 1 year but less than 18 months............         .170

From 18 months but less than 2 years...........         .220

From 2 years but less than 3 years.............         .290

From 3 years but less than 4 years.............         .410

From 4 years but less than 5 years.............         .530

From 5 years but less than 6 years.............         .600

From 6 years but less than 7 years.............         .650

From 7 years but less than 10 years............         .700

From 10 years but less than 15 years...........         .725

From 15 years but less than 20 years...........         .800

From 20 years to and including 30 years.........        .850

More than 30 years .............................          *

* Commission on Notes with maturities of 30 years or more shall be agreed to by the Company and the applicable Agent at the time of such transmission.

                                                        EXHIBIT B
                      [FORM OF OPINION OF COMPANY COUNSEL

                                   February 26, 1996


Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co.
  Incorporated
1585 Broadway
New York, New York 10036

          Re:  Public Service Company of Oklahoma
                         $75,000,000 Medium-Term Notes, Series A

Ladies and Gentlemen:

          We have acted as special counsel for Public

Service Company of Oklahoma, an Oklahoma corporation

(the "Company"), in connection with the transactions

contemplated by the Distribution Agreement dated

February 26, 1996 (the "Distribution Agreement"),

between you and the Company, relating to the proposed

issuance and sale from time to time by the Company of

up to $75,000,000 aggregate principal amount of its

Medium-Term Notes, Series A (the "Notes") under its

Indenture dated as of February 1, 1996, to Liberty Bank

and Trust Company of Tulsa, National Association, as

Trustee (the "Note Trustee"), as supplemented by a

Supplemental Indenture thereto dated as of February 1,

1996 (said Indenture as so supplemented being herein

referred to as the "Indenture").

          We have examined originals, or copies

certified to our satisfaction, of all such corporate

records of the Company, indentures, agreements and

other instruments, certificates of public officials,

certificates of officers and representatives of the

Company and other documents as we have deemed it

necessary to require as a basis for the opinions

hereinafter expressed.  In our examination we have

assumed the genuineness of all signatures and the

authenticity of all documents submitted to us as

originals and the conformity with the originals of all

documents submitted to us as copies and the

authenticity of the originals of such latter documents.

As to various questions of fact material to such

opinions we have, when relevant facts were not

independently established, relied upon certifications

by officers of the Company and other appropriate

persons and statements contained in the Registration

Statement hereinafter mentioned.

          Based upon the foregoing, and having regard

to legal considerations which we deem relevant, we are

of the opinion that:

          1.  The Company is a corporation validly
     existing under the laws of the State of Oklahoma.

          2. The Distribution Agreement has been duly authorized, executed and delivered by the Company.

          3.  Each of the Indenture and the Indenture
     dated as of July 1, 1945, as supplemented by several supplemental indentures, including a
     Supplemental Indenture dated as of February 1,
     1996 (said Indenture as so supplemented being hereinafter called the "First Mortgage
     Indenture"), under which Liberty Bank and Trust
     Company of Tulsa, National Association, is Trustee
     (the "First Mortgage Trustee"), has been duly and validly authorized by the necessary corporate action by the Company, has been duly and validly executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, however, to the fact that certain of the remedial provisions thereof may be limited or rendered unenforceable by applicable laws, including the laws of the States wherein the mortgaged property is situated (but said laws do not, in our opinion, make the remedies afforded by the Indenture and the First Mortgage Indenture inadequate for the realization of the benefits of the security provided thereby) and except (a) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights, and (b) that such enforceability may be limited by the application of general principles of equity
     (regardless of whether considered in a proceeding in equity or at law), including without limitation
     (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedies and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

          4.  The issue and sale of the Notes and the
     issuance and delivery by the Company of the First
     Mortgage Bonds (the "First Mortgage Bonds") under the First Mortgage Indenture to the Note Trustee as collateral for the Notes in accordance with the terms of the Indenture have been duly and validly authorized by the Company by the resolutions adopted by the Board of Directors on January 16, 1996 (the "Board Resolutions"). The Notes, when duly executed, authenticated, completed and delivered to and paid for by the purchasers thereof as contemplated by and in accordance with the Indenture, the Board Resolutions and the Order
     (as defined in paragraph 6 below) and the First
     Mortgage Bonds, when duly executed, authenticated, completed and delivered to the Note Trustee as contemplated by and in accordance with the First
     Mortgage Indenture, the Board Resolutions and the
     Order will be (subject to the qualifications stated in paragraph 3 above) valid and binding obligations of the Company, entitled to the benefit of the Indenture in the case of the Notes, and secured, in the case of the First Mortgage
     Bonds, by the lien of and entitled to the benefits of the First Mortgage Indenture.

          5.  The Notes and the Indenture and the First
     Mortgage Bonds and First Mortgage Indenture, conform as to legal matters, in all material respects, with the statements concerning them made in the Prospectus dated February 23, 1996 (the
     "Base Prospectus") under the caption "Description of the Senior Notes" and "Description of the Senior Note Mortgage Bonds" and in the Prospectus
     Supplement dated February 26, 1996 (the
     "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus") under the caption "Description of the Notes" and such statements accurately set forth, in all material respects, the matters respecting the Notes and the Indenture and the First Mortgage Bonds and First
     Mortgage Indenture, which are required to be set forth in the Prospectus, as supplemented by the Prospectus Supplement, by the Securities Act of
     1933, as amended (the "Securities Act"), and the Trust Indenture Act of 1939, as amended (the
     "TIA"), and the rules and regulations under said
     Acts (other than the accounting provisions thereof, with respect to the requirements of which we express no opinion or belief); and each of the Indenture and the First Mortgage Indenture has been qualified under the TIA.

          6.  The order (the "Order") of the Oklahoma
     Corporation Commission (the "Oklahoma Commission") referred to in subsection (a)(xi)(i) of Section 2 of the Distribution Agreement has been duly entered and, to the best of our knowledge, is in full force and effect.

          7. The Company is exempt in accordance with Rule 52 under the Public Utility Holding Company
     Act of 1935, as amended, from the requirement for an order of the Securities and Exchange Commission
     (the "Commission") under said Act with respect to the issue and sale of the Notes and the issue and delivery of the First Mortgage Bonds.

          8.  Except for the order of the Commission
     entered with respect to the Registration Statement as contemplated in paragraph 9 below, no approval, authorization, consent, certificate or order of any Federal commission or regulatory authority is necessary with respect to the execution and delivery of the Indenture and the First Mortgage
     Indenture, the issue and sale of the Notes, or the issue and delivery of the First Mortgage Bonds by the Company as contemplated in the Distribution
     Agreement.

          9.  The Registration Statement on Form S-3
     with respect to the Notes (Registration No. 333-
     00973) (the "Registration Statement") has become effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or threatened under the Securities Act.

          10.  The Registration Statement, the
     Prospectus and the Prospectus Supplement, in each case including the Incorporated Documents (as defined below) (other than financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which we express no opinion or belief) as of their respective effective, issue or filing dates appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act (or, where appropriate, the Securities Exchange Act of 1934, as amended) and the rules and regulations of the Commission thereunder.

          We have made no examination and express no

opinion as to the Company's title to any of its

property, as to the existence of any liens, charges or

encumbrances thereon (other than the lien of the First

Mortgage Indenture), or as to the filing or recording

of the Indenture or First Mortgage Indenture, and to

the extent that the opinions hereinabove expressed

involve such matters, we have examined and relied upon

the below-mentioned opinions of counsel for the

Company.

          The Registration Statement was filed on Form

S-3 under the Securities Act and, accordingly, the

Prospectus does not necessarily contain a current

description of the Company's business and affairs since

Form S-3 provides for the incorporation by reference of

certain documents filed with the Commission which

contain descriptions as of various dates.  We

participated in the preparation of the Registration

Statement and the Prospectus and we have reviewed

certain documents filed by the Company under the

Exchange Act, which are incorporated by reference in

the Prospectus (such documents listed in the Prospectus

as being incorporated by reference are herein called

the "Incorporated Documents").  Although we have not

independently verified the accuracy, completeness or

fairness of the statements contained therein or in the

Incorporated Documents, none of the foregoing disclosed

to us any information which gave us reason to believe

that the Registration Statement, the Prospectus or the

Incorporated Documents, considered as a whole on the

respective effective date of the Registration Statement

and on the date hereof, contained or contain any untrue

statement of a material fact or omitted or omit to

state a material fact required to be stated therein or

necessary in order to make the statements therein not

misleading.  We express no opinion as to any document

filed by the Company under the Exchange Act, whether

prior or subsequent to such effective date, except to

the extent that such documents are Incorporated

Documents read together with the Registration Statement

or the Prospectus and considered as a whole, nor do we

express any opinion as to the operating statistics,

financial statements or other financial data included

in or omitted from, or incorporated by reference in,

the Registration Statement, the Prospectus or the

Incorporated Documents.

          In rendering the opinion set forth in

paragraph 4 above, we have necessarily assumed that, at

the time of any issuance, sale and delivery of each

Note, (a) the authorization of the Notes will not have

been modified or rescinded and there will not have

occurred any change in the law affecting the validity

or enforceability of such Note and that each Note will

conform to the draft form of the Notes examined by us

and that the issuance and delivery of such Note, and

the compliance by the Company with the terms of such

Note, will not violate any applicable law, or result in

a violation of the Company's certificate of

incorporation or by-laws, any instrument or agreement

then binding upon the Company, or any restriction

imposed by any court or governmental body having

jurisdiction over the Company and (b) the order of the

Oklahoma Commission referred to in paragraph 6 above is

in full force and effect and has not been modified or

amended by the Oklahoma Commission, and the Company is

in compliance therewith.

          In rendering the opinions hereinabove

expressed, we have relied, to the extent pertinent,

with your permission upon the opinions of even date

hereof, delivered to you concurrently herewith, of

Messrs. Doerner, Saunders, Daniel & Anderson, Tulsa,

Oklahoma, and Messrs. Wagstaff, Alvis, Stubbeman,

Seamster & Longacre, L.L.P., Abilene, Texas, special

counsel in the State of Texas for the Company, as to

matters governed by Oklahoma and Texas law,

respectively, and as to such matters, the opinions

hereinabove expressed are subject to all

qualifications, limitations, assumptions and reliances,

and other considerations, therein set forth.

          We do not express any opinion as to matters

governed by any laws other than the laws of the State

of New York, the Federal laws of the United States of

America and, to the extent hereinabove stated, in

reliance on said opinions of said counsel for the

Company, the laws of the States of Oklahoma and Texas.

                                   Very truly yours,

RBW/DBB

                                              EXHIBIT C

           [FORM OF OPINION OF COUNSEL TO THE AGENTS]



                       February 26, 1996



Smith Barney Inc.
390 Greenwich Street, 5th Floor
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

                    Re:  $75,000,000 Aggregate
               Principal Amount
               of Medium-Term Notes, Series A

Ladies and Gentlemen:

          This opinion is addressed to you as the
agents (the "Agents") named in the Distribution
Agreement dated February 26, 1996 (the "Distribution
Agreement") between Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), and each of the Agents relating to the offer and sale from time to time of up to $75,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series A (the
"Notes"). The Notes will be issued pursuant to the indenture dated as of February 1, 1996, as supplemented by the First Supplemental Indenture dated as of February 1, 1996 thereto (collectively, the
"Indenture"), between the Company and Liberty Bank and Trust Company of Tulsa, National Association, as trustee (the "Trustee"). Until the Release Date (as defined in the Indenture), the Notes will be secured as to payment of principal and interest by one or more series of First Mortgage Bonds (the "First Mortgage
Bonds") pledged and delivered by the Company to the Trustee. The First Mortgage Bonds will be issued pursuant to the provisions of the Company's Indenture dated July 1, 1945, as amended and supplemented to the date hereof (collectively, the "First Mortgage
Indenture") as the same may from time to time hereafter be amended or supplemented, to Liberty Bank and Trust
Company of Tulsa, National Association, as trustee.
Capitalized terms not defined herein have the meanings set forth in the Distribution Agreement.

          As special counsel for the Agents, we have, among other things, participated with officers and representatives of the Company, including its counsel and independent public accountants, and representatives of the Agents in the preparation of the Company's
Registration Statement on Form S-3 (Registration No.
333-00973), filed on February 15, 1996 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the
"Act"), which registration statement was declared effective by the Commission on February 23, 1996. Such registration statement (including all materials incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act at the date hereof (the
"Incorporated Documents")) is hereinafter referred to as the "Registration Statement." The Company's
Prospectus dated February 23, 1996 (including the
Incorporated Documents) included in the Registration
Statement (the "Prospectus"), as supplemented by the Prospectus Supplement dated February 26, 1996 (the
"Prospectus Supplement") relating to the Notes, is hereinafter referred to collectively as the "Final
Prospectus."

          Pursuant to the requirement of Section
5(a)(2) of the Distribution Agreement, this will advise you that in the opinion of the undersigned:

          (1)  Each of the Indenture and the First
Mortgage Indenture has been duly and validly authorized by the necessary corporate action by the Company, has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, (x) to the fact that certain of the remedial provisions thereof may be limited or rendered unenforceable by laws of the States wherein the mortgaged property is situated (but said laws do not, in our opinion, make the remedies afforded by the Indenture and the First Mortgage
Indenture inadequate for the realization of the benefits of the security provided thereby) and (y) to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally; to the effects of the provisions of the Bankruptcy Reform Act of 1978, as amended, on the validity of the lien of the First Mortgage Indenture with respect to the property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the Company; and to the effects of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

          (2)  The issue and sale of the Notes and the
issue and delivery of the First Mortgage Bonds by the Company in accordance with the terms of the Distribution Agreement have been duly and validly authorized by the Company. The Notes, when duly executed, authenticated and delivered against payment of the agreed consideration therefor and the First
Mortgage Bonds, when duly executed, authenticated and delivered, in each case in accordance with the terms of the Distribution Agreement, will be valid and binding obligations of the Company, secured, in the case of the First Mortgage Bonds, by the lien of and entitled to the benefits of the First Mortgage Indenture, subject, as to enforcement, (i) to the fact that certain of the remedial provisions thereof may be limited or rendered unenforceable by the laws of the States wherein the mortgaged property is situated (but said laws do not, in our opinion, make the remedies afforded by the Indenture and the First Mortgage Indenture inadequate for the realization of the benefits of the security provided thereby) and (ii) to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally; to the effects of the provisions of the Bankruptcy Reform Act of 1978, as amended, on the validity of the lien of the First Mortgage Indenture with respect to the property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the Company; and to the effects of general principles of equity
(regardless of whether enforceability is considered in a proceeding in equity or at law);

          (3)  The Notes and the Indenture and the
First Mortgage Bonds and the First Mortgage Indenture conform as to legal matters, in all material respects, with the statements concerning them made in the Prospectus under the captions "Description of Senior
Notes" and "Description of Senior Note Mortgage Bonds" and in the Prospectus Supplement under the caption
"Description of the Notes" and such statements accurately set forth, in all material respects, the matters respecting the Notes and the Indenture and the First Mortgage Bonds and the First Mortgage Indenture which are required to be set forth in the Final
Prospectus by the Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations under said Acts (other than the accounting provisions thereof, with respect to the requirements of which we need express no opinion or belief); and each of the Indenture and the First Mortgage Indenture has been qualified under the 1939 Act;

          (4)  The Registration Statement has become
effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration
Statement has been issued and no proceedings for such purpose have been instituted or are pending or threatened under the Act;

          (5)  The Registration Statement, the
Prospectus and the Prospectus Supplement (other than the financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which we express no opinion or belief), in each case excluding the Incorporated
Documents, as of their respective effective or issue dates, complied as to form, in all material respects, with the requirements of the Act and the rules and regulations thereunder; and

          (6) The Distribution Agreement has been duly authorized, executed and delivered by the Company.

          We have made no examination and express no opinion as to the Company's title to any of its property, as to the existence of any liens, charges or encumbrances thereon (other than the lien of the First
Mortgage Indenture), or as to the filing or recording of the Indenture or the First Mortgage Indenture, and to the extent that the opinions hereinabove expressed may involve such matters, we have examined and relied upon the below-mentioned opinions of counsel for the Company.

          In the course of the preparation of the
Registration Statement and the Final Prospectus, we have considered the information set forth therein in light of the matters required to be set forth therein and, as noted above, we have participated in conferences with your representatives and officers and representatives of the Company, including its counsel and independent public accountants, during the course of which the contents of the Registration Statement and the Final Prospectus and related matters were discussed. Except as otherwise expressly stated herein, we have not independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus; and we have relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company. However, as a result of such consideration and participation, nothing has come to our attention that causes us to believe that the Registration
Statement (other than the financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which we express no opinion or belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (other than the financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which we express no opinion or belief), as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering the opinion set forth in
paragraph 2 above, we have necessarily assumed that, at the time of any issuance, sale and delivery of each Note, (a) the authorization of the Notes will not have been modified or rescinded and there will not have occurred any change in the law affecting the validity or enforceability of such Note and that each Note will conform to the draft form of the Notes examined by us and that the issuance and delivery of such Note, and the compliance by the Company with the terms of such Note, will not violate any applicable law, or result in a violation of the Company's certificate of incorporation or by-laws, any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company and (b) the order of the OCC referred to in Section 2(a)(x) of the Distribution
Agreement is in full force and effect and has not been modified or amended by the OCC, and the Company is in compliance therewith.

          For the purpose of rendering the foregoing opinions, we have relied, as to various questions of fact material to such opinions, upon the representations made in the Distribution Agreement, certificates of officers of the Company and certificates of the Trustee. We also have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for this opinion. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination.

          In rendering the foregoing opinions, we have relied, with your permission, exclusively upon the opinions of even date herewith, delivered to you concurrently herewith, of Messrs. Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, counsel in the
State of Oklahoma for the Company, and Messrs.
Wagstaff, Alvis, Stubbeman, Seamster & Longacre,
L.L.P., Abilene, Texas, counsel in the State of Texas for the Company, as to all matters governed by Oklahoma and Texas law, respectively, and as to such matters, our foregoing opinions are subject to all qualifications, limitations, assumptions, reliances and other considerations therein set forth.

          This opinion is limited to the federal laws of the United States of America and the laws of the State of New York, and to the extent hereinabove stated, in reliance on such opinions of such counsel for the Company, the laws of the States of Oklahoma and Texas.

          This opinion is being delivered solely for the benefit of the persons to whom it is addressed;
accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without prior written consent.
                                      Very truly yours,





                                              EXHIBIT D








                       February 26, 1996



Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

      This  opinion is addressed to you as Agents under
the  Distribution  Agreement, dated February  26,  1996
(the  "Distribution Agreement"), between Public Service
Company  of  Oklahoma,  an  Oklahoma  corporation  (the
"Company"), and you, pursuant to which the Company will
issue  and sell through you as Agents up to $75,000,000
in  Medium-Term  Notes, Series A (the  "Notes").   This
opinion  is given pursuant to the provisions of Section
5(a)(3) of the Distribution Agreement. All terms used herein which are not otherwise defined herein shall have the meanings given or assigned to such terms in the Distribution Agreement.

      The  Notes are being issued under and secured  by
the  Indenture dated February 1, 1996 and  between  the
Company  and Liberty Bank and Trust Company  of  Tulsa,
National  Association,  as Trustee  (the  "Indenture").
Until  the  Release Date (as defined in the Indenture),
the  Notes  will be secured as to payment of  principal
and  interest  by  one or more series  of  Senior  Note
Mortgage  Bonds  (the  "Senior  Note  Mortgage  Bonds")
issued,  pledged and delivered by the  Company  to  the
Trustee.  The Senior Note Mortgage Bonds will be issued
pursuant  to the provisions of the Company's  Indenture
dated   July  1,  1945,  as  supplemented  by   several
supplemental   indentures,   including   a   Supplement
Indenture  dated  as of February 1,  1996  (the  "First
Mortgage Supplemental Indenture") (said Indenture as so
supplemented  being  hereinafter  called   the   "First
Mortgage Indenture"), between the Company and you in your capacity as Trustee under the First Mortgage
Indenture (the "First Mortgage Trustee").

       We   have  examined  the  originals,  or  copies
certified  to  our satisfaction, of all such  corporate
records  of  the  Company, indentures,  agreements  and
other  instruments, certificates of  public  officials,
certificates  of  officers and representatives  of  the
Company  and  other  documents as  we  have  deemed  it
necessary  to  require  as a  basis  for  the  opinions
hereinafter  expressed.   In our  examination  we  have
assumed  the  genuineness of  all  signatures  and  the
authenticity  of  all  documents  submitted  to  us  as
originals and the conformity with the originals of  all
documents   submitted  to  us   as   copies   and   the
authenticity of the originals of such latter documents.
As  to  various  questions of  fact  material  to  such
opinions   we  have,  when  relevant  facts  were   not
independently established, relied upon certifications by officers of the Company and other appropriate persons.

      Based upon our examination of such documents, records and matters of law as we have considered relevant in the premises, and upon our familiarity as counsel for the Company in the State of Oklahoma with its property and general affairs in said State, and subject to the assumptions and qualifications set forth below, it is our opinion that:

      1. The Company has been duly incorporated and is a validly existing corporation under the laws of the State of Oklahoma and is duly authorized by its Restated Certificate of Incorporation to conduct the businesses in which it is engaged as described in the Prospectus and the Prospectus Supplement. The Company has the legal right to function and operate as a public utility in the State of Oklahoma supplying therein electric service.

      2. The Distribution Agreement has been duly authorized, executed and delivered by the Company.

      3.   Each of the Indenture and the First Mortgage
Indenture has been duly and validly authorized  by  all
necessary  corporate action of the  Company,  has  been
duly and validly executed and delivered by the Company,
and  is  a valid and binding obligation of the Company,
enforceable against the Company in accordance with  its
terms,  subject, however, to the fact that  certain  of
the remedial provisions of the First Mortgage Indenture
may be limited or rendered unenforceable by the laws of
the  States wherein the mortgaged property is  situated
(but  said  laws  do  not, in  our  opinion,  make  the
remedies  afforded  by  the  First  Mortgage  Indenture
inadequate for the realization of the benefits  of  the
security  provided thereby), and except (a) as  may  be
limited   by  bankruptcy,  insolvency,  reorganization,
moratorium   or   other   similar   laws   of   general
applicability  affecting the enforcement of  creditors'
rights, and (b) that such enforceability may be limited
by  the  application  of general principles  of  equity
(regardless  of whether considered in a  proceeding  in
equity or at law), including without limitation (i) the
possible   unavailability  of   specific   performance,
injunctive relief or any other equitable remedies,  and
(ii) concepts of materiality, reasonableness, good faith and fair dealing.

     4.  The issue and sale of the Notes and the Senior
Note  Mortgage Bonds by the Company in accordance  with
the  terms of the Distribution Agreement have been duly
and  validly  authorized  by  all  necessary  corporate
action.   The  Notes, when duly executed, authenticated
and  delivered  against payment  of  the  consideration
therefor, and the Senior Note Mortgage Bonds when  duly
executed,  and  authenticated  and  delivered  to   the
Trustee will be (subject to the qualifications stated in paragraph 3 above) valid and binding obligations of the Company and, in the case of the Senior Note
Mortgage Bonds, secured by the lien of and entitled to the benefits of the First Mortgage Indenture.

      5.  The Company has good and sufficient title  to
all  or  substantially all the permanent fixed electric
utility  properties now owned by it,  situated  in  the
State   of  Oklahoma,  including  those  described   or
referred  to  in  the  Prospectus  and  the  Prospectus
Supplement,  except  as  otherwise  indicated  therein,
subject   only  to  the  lien  of  the  First  Mortgage
Indenture  and to permitted encumbrances and liens  and
prepaid liens (as those terms are defined in the  First
Mortgage  Indenture)  and to the  junior  lien  on  the
Company's  Northeastern Station securing project  bonds
issued to finance the construction of Units 3 and 4  of
said  Station.   The First Mortgage Indenture,  subject
only  to  permitted encumbrances and liens and  prepaid
liens, constitutes a valid, direct first mortgage  lien
upon all such fixed properties of the Company (with the
exception  of  the  properties  expressly  excepted  or
excluded from such lien).  All permanent fixed property
hereafter acquired by the Company and situated  in  the
State of Oklahoma (other than property of the character
of that expressly excepted or excluded from the lien of
the   First   Mortgage  Indenture)  will,   upon   such
acquisition,  become subject to the lien of  the  First
Mortgage Indenture, subject, however, to such permitted
encumbrances  and  liens and prepaid liens,  any  liens
existing or placed on such property at the time of  the
acquisition  thereof  by  the Company,  and  any  liens
thereon  which might intervene prior to the filing  for
record  of  the  instrument  by  which  title  to  such
property  is  acquired by the Company,  and  except  as
provisions  of  the  Bankruptcy  Code  may  affect  the
validity  of  the lien of the First Mortgage  Indenture
with   respect  to  property  acquired,  and  proceeds,
products, rents, issue or profits of the property subject to such lien realized, after commencement of a case under such Code.

      6.   The First Mortgage Indenture (other than the
First Mortgage Supplemental Indenture) has been duly filed for record as a mortgage or deed of trust of real and personal property in the office of the Secretary of State of the State of Oklahoma and the filing of the First Mortgage Supplemental Indenture in the office of the Secretary of State of the State of Oklahoma will constitute all of the action required under the laws of the State of Oklahoma to give notice of the lien of the First Mortgage Indenture.

       7.    The   Company  has  valid  and  subsisting
franchises,  licenses  and  permits  relating  to   its
operations in the State of Oklahoma, authorizing the Company to carry on its present operations in said
State.

      8.  The execution and delivery by the Company  of
any  supplemental indenture relating to the  Notes  and
issuance and sale of the Notes by the Company, and  the
execution   and   delivery  by  the  Company   of   any
supplemental  indenture relating  to  the  Senior  Note
Mortgage Bonds and issuance of the Senior Note Mortgage
Bonds  by the Company, each upon terms consistent  with
the Distribution Agreement, have been authorized by  an
Amended  Order  and  Certificate of  Authority  of  the
Corporation Commission of the State of Oklahoma,  dated
February  22,  1996, which Order has been duly  entered
and, to the best of our knowledge, is in full force and
effect.   No further approval, authorization,  consent,
certificate  or  order  of  any  state  commission   or
regulatory  authority  in  Oklahoma  (other   than   in
connection or in compliance with the securities or Blue
Sky  laws or regulations of the jurisdictions in  which
any  of  the Notes and Senior Note Mortgage  Bonds  may
have  been  or are to be offered for sale or  sold)  is
necessary with respect to the execution and delivery of
the  Indenture and the First Mortgage Indenture or  the
issuance and sale of the Notes and Senior Note Mortgage
Bonds   by   the   Company  as  contemplated   by   the
Distribution Agreement.

      9.   Except as set forth in the Prospectus or the
Prospectus  Supplement and except as set forth  in  the
following sentence, to the best of our knowledge  there
is  no  material  litigation or other legal  proceeding
pending  to  which the Company is a party or  of  which
property  of  the Company is the subject, and,  to  the
best   of   our   knowledge,  no  such  litigation   or
proceedings   are  contemplated.   There  are   various
routine   litigation,  claims  and  other   proceedings
pending against the Company or involving property of the Company, which are common or incident to the business in which the Company is engaged but which, in the aggregate, are not significant (in our opinion) from the standpoint of the total assets and overall operations of the Company.

       10.   The  statements,  if  any,  made  in   the
Prospectus or the Prospectus Supplement which are stated therein to have been made on our authority, have been reviewed by us and, as to matters of law and legal conclusions, are correct.

     This opinion is limited exclusively to the laws of the State of Oklahoma which are presently in effect.
We note that the Indenture and the Notes are to be governed by and construed in accordance with the laws of the State of New York. In rendering our opinions herein with respect to the enforceability of the Indenture and the Notes, we have assumed that the laws of the State of New York are the same as the laws of Oklahoma.

     The phrase "to the best of our knowledge," as used herein, refers to matters within our actual knowledge.
Except as otherwise stated herein, we have made no independent investigation of documents and records pertaining to the Company not in our possession, nor have we made an independent search of the records of any judicial authority or governmental agency.

     We undertake no obligation to update or supplement our opinions herein as a result of events or actions occurring after the date hereof.

      In  rendering our opinions herein, we  have  with
your  permission relied upon the opinion of  even  date
hereof,  delivered  to  you concurrently  herewith,  of
Messrs.   Wagstaff,   Alvis,  Stubbeman,   Seamster   &
Longacre, L.L.P. of Abilene, Texas.

      We  hereby consent to the reliance as to  matters
governed  by  Oklahoma law by Messrs.  Milbank,  Tweed,
Hadley  & McCloy and Messrs. Sidley & Austin, in giving
their respective opinions of even date herewith on  our
opinions  set  forth herein.  The opinions  herein  are
rendered  solely  for  the benefit  of  the  Agents  in
connection  with  the  requirement  set  forth  in  the
Distribution  Agreement.   Without  our  prior  written
consent this opinion may not be quoted in whole or in part or furnished to or relied upon by any other person or entity.

                                   Very truly yours,

                          DOERNER, SAUNDERS, DANIEL & ANDERSON




                                              EXHIBIT E









                       February 26, 1996






Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Morgan Stanley & Co.
  Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

     This opinion is addressed to you as the Agents
(the "Agents") under Section 5(a)(4) of the
Distribution Agreement (the "Distribution Agreement"), dated February 26, 1996, between Public Service Company of Oklahoma (the "Company") and you, pursuant to which the Company will issue and sell and the Agents will purchase from time to time up to $75,000,000 aggregate principal amount of Medium Term Notes (the "Notes").
The Notes will be secured by First Mortgage Bonds (the
"First Mortgage Bonds") issued by the Company.

     The First Mortgage Bonds are being issued under and secured by that one certain indenture dated July 1, 1945, as amended and supplemented, by and between the Company and Liberty Bank and Trust Company of Tulsa,
National Association, as Trustee (the "First Mortgage
Indenture"). Terms used with initial capital letters herein and not otherwise defined herein shall have the meanings assigned thereto in the Distribution
Agreement.

     Based upon our examination of such documents, records, and matters of law as we have considered relevant in the premises, as special counsel for the Company in the State of Texas, it is our opinion that:

     (i) The Company is duly qualified to transact business as a foreign corporation in the State of Texas.

     (ii) The Company has good and sufficient title to all or substantially all the permanent fixed electric utility properties now owned by it situated in the State of Texas, including those described or referred to in the Prospectus, except as otherwise indicated therein, subject only to the lien of the First Mortgage
Indenture and to permitted encumbrances and liens and prepaid liens, as defined in the First Mortgage
Indenture. The First Mortgage Indenture constitutes a valid, direct first mortgage lien, subject only to permitted encumbrances and liens and prepaid liens, upon all such fixed properties of the Company (with the exception of the properties expressly excepted or excluded from such lien of the First Mortgage
Indenture). All permanent fixed property hereafter acquired by the Company and situated in the State of Texas (other than property of the character of that expressly excepted or excluded from the lien of the First Mortgage Indenture) will, upon such acquisition, become subject to the lien of the First Mortgage
Indenture, subject, however, to such permitted encumbrances and liens and prepaid liens, any liens existing or placed on such property at the time of the acquisition thereof by the Company, and any liens thereon which might intervene prior to the filing for record of the instrument by which title to such property is acquired by the Company and except as provisions of the Bankruptcy Code may affect the validity of the lien of the First Mortgage Indenture with respect to property acquired, and proceeds, products, rents, issue or profits of the property subject to such lien realized, after commencement of a case under such Code.

     (iii) The laws of the State of Texas affecting the remedies for the enforcement of the security provided for in the First Mortgage Indenture do not, in our opinion, make such remedies inadequate for the realization of the benefits of such security.

     (iv)  With the exception of that one certain
supplemental indenture dated as of February 1, 1996, providing for "First Mortgage Bonds, Series X," which we understand will be forthwith duly recorded as a utility security instrument in the office of the Secretary of State of the State of Texas, the First
Mortgage Indenture has been duly so recorded as a utility security instrument and notices of utility security instruments affecting real property have heretofore been duly filed in each of the counties in the State of Texas in which property owned by the Company and subject to the lien of the First Mortgage
Indenture is situated, in such manner as to make effective the lien intended to be created by the First
Mortgage Indenture. Such recordation and filings constitute all of the action required under the laws of the State of Texas to give notice of the lien of the First Mortgage Indenture. No recording or other taxes of the State of Texas are required by law in connection with the issuance of the Notes and First Mortgage Bonds or for the effectiveness of the lien of the First
Mortgage Indenture as security for the First Mortgage
Bonds.

     (v)  As presently conducted, the Company's
operations in the State of Texas require no franchises, licenses or permits, other than Certificates of Convenience and Necessity pertaining to its Texas properties which have been issued by the Public Utility
Commission of Texas.

     (vi)  No approval, authorization, consent,
certificate or order of any commission or regulatory authority of the State of Texas (other than in connection or in compliance with the securities or "blue sky" laws or regulations of the State of Texas) is necessary with respect to the execution and delivery of the First Mortgage Indenture or the issuance and sale of the Notes and the First Mortgage Bonds by the Company as contemplated by the Distribution Agreement.

     All statements in this opinion assume and are subject to the prompt and timely recording of the supplemental indenture providing for First Mortgage
Bonds, Series X, as set out in section (iv) hereof. We do not herein express any opinion as to any matters governed by any laws other than the laws of the State of Texas. We hereby consent to the reliance as to matters governed by Texas law by Messrs. Milbank, Tweed, Hadley & McCloy, Messrs. Doerner, Saunders,
Daniel & Anderson and Messrs. Sidley & Austin, in giving their opinions of even date herewith, on our opinions set forth herein.

                                Very truly yours,

                                WAGSTAFF, ALVIS, STUBBEMAN,
                                SEAMSTER & LONGACRE, L.L.P.



                                BY:


                                                ANNEX 1
             ADMINISTRATIVE PROCEDURES FOR
          PUBLIC SERVICE COMPANY OF OKLAHOMA
              MEDIUM TERM NOTES, SERIES A
   DUE NOT LESS THAN NINE MONTHS FROM DATE OF ISSUE

            (Dated as of February 26, 1996)

          Medium Term Notes, Series A (the "Notes") in the aggregate principal amount of up to $75,000,000 are to be offered on a continuing basis by Public Service
Company of Oklahoma, an Oklahoma corporation  (the
"Company"), through Smith Barney Inc. and Morgan
Stanley & Co. Incorporated who, as agents (each an
"Agent," and, collectively, the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

          The Notes are being sold pursuant to a
Distribution Agreement between the Company and the Agents, dated February 26, 1996 (the "Distribution
Agreement"). The Notes are to be issued as a new series of senior notes under the Company's Indenture to Liberty Bank and Trust Company of Tulsa, National
Association, as trustee (the "Trustee"), dated as of February 1, 1996, as supplemented and as the same may from time to time be amended or supplemented (the
"Indenture"). Until the Release Date (as defined in the Indenture), the Notes will be secured as to payment of principal and interest by one or more series of First Mortgage Bonds issued, pledged and delivered by the Company to the Trustee. A Registration Statement
(the "Registration Statement," which term shall include any additional registration statements filed in connection with the Notes as provided in the introductory paragraphs of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission").
The most recent Prospectus filed pursuant to Rule
424(b) is herein referred to as the "Prospectus." A pricing supplement with respect to the specific terms of any Notes is herein referred to as a "Pricing
Supplement." Chemical Bank will act as the paying agent (the "Paying Agent") for the payment of principal of and premium, if any, and interest on the Notes and will perform as the Paying Agent, unless otherwise specified, the other duties specified herein. In addition, Chemical Bank will act as the authenticating agent (the "Authenticating Agent") under the Indenture.

          The Notes will either be issued (a) in
book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to Chemical Bank, as agent for The Depository Trust
Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Except in the limited circumstances described in the Prospectus or a Pricing
Supplement, owners of beneficial interests in Notes issued in book-entry form will not be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests.

          General procedures relating to the issuance of all Notes are set forth in Part I hereof.
Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in
Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be. As used herein, the term
"Prospectus" refers to the most recent prospectus which has been prepared by the Company for use by the Agents in connection with the offering of the Notes.

          To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Distribution Agreement, the relevant provisions of the Notes, the Indenture and the Distribution Agreement shall control.
PART I:  PROCEDURES OF GENERAL APPLICABILITY


Date of Issuance/        Each Note will be dated by the
  Authentication:        Authenticating Agent as of the
                         interest payment date thereof to
                         which interest was paid next
                         preceding the date of issue, unless
                         (a) issued on an interest payment
                         date thereof to which interest was
                         paid, in which event it shall be
                         dated as of the date of issue, or (b)
                         issued prior to the occurrence of the
                         first interest payment date thereof
                         to which interest was paid, in which
                         event it shall be dated the original
                         issue date.  The original issue date
                         shall remain the same for all Notes
                         subsequently issued upon transfer,
                         exchange or substitution of an
                         original Note regardless of their
                         dates of authentication.

Maturities:              Each Note will mature on a date
                         selected by the purchaser and agreed
                         to by the Company which is not less
                         than nine months from its original
                         issue date.

Registration:            Notes will be issued only in fully
                         registered form.

Calculation of Interest: Interest (including payments for
                         partial periods) will be calculated
                         and paid on the basis of a 360-day
                         year of twelve 30-day months.

Acceptance and Rejection The Company shall have the sole right
of Offers:               to accept offers to purchase Notes
                         from the Company and may reject any
                         such offer in whole or in part.  Each
                         Agent shall communicate to the
                         Company, orally or in writing, each
                         reasonable offer to purchase Notes
                         from the Company received by it.
                         Each Agent shall have the right, in
                         its discretion reasonably exercised,
                         without notice to the Company, to
                         reject any offer to purchase Notes
                         through it in whole or in part.

Preparation of Pricing   If any offer to purchase a Note is
  Supplement:            accepted by the Company, the Company,
                         with the approval of the Agent which
                         presented such offer (the "Presenting
                         Agent"), will prepare a Pricing
                         Supplement reflecting the terms of
                         such Note and file such Pricing
                         Supplement relating to such Notes and
                         the plan of distribution thereof (as
                         such Pricing Supplement supplements
                         the Prospectus, the  "Supplemented
                         Prospectus"), with the Commission in
                         accordance with Rule 424 under the
                         Act.  The Presenting Agent will cause
                         a Supplemented Prospectus to be
                         delivered to the purchaser of the
                         Note.

                         The Company shall have delivered a
                         completed Pricing Supplement, via
                         next day mail or telecopy to arrive
                         no later than 11 AM on the Business
                         Day following the trade date, to the
                         Presenting Agent at the following
                         locations:  Smith Barney Inc. at the
                         following address:
                         Smith Barney Inc., 390 Greenwich
                         Street - 4th Floor, New York, New
                         York 10013, Attention:  MTN Product
                         Management/Origination - Mark R.
                         Meyer, Telephone: (212) 723-5123,
                         Telecopy: (212) 723-8854.

                         Also, a copy to:  Smith Barney Inc.,
                         388 Greenwich Street - 34th Floor,
                         New York, New York  10013, Attention:
                         Legal Compliance - Adrienne Garofalo,
                         Telephone (212) 816-7594, Telecopy
                         (212) 816-7912;

                         to  Morgan Stanley & Co. Incorporated
                         at the following address:

                         Morgan Stanley & Co. Incorporated,
                         1585 Broadway - 2nd Floor, New York,
                         New York 10036, Attention: Medium-
                         Term Note Trading Desk, Carlos
                         Cabrera  Telephone (212) 761-4000

                         In each instance that a Pricing
                         Supplement is prepared, the Agents
                         will affix such Pricing Supplement to
                         the Prospectus prior to its use.
                         Outdated Pricing Supplements, and the
                         Prospectuses to which they are
                         attached (other than those retained
                         for files), will be destroyed.
Settlement:              The receipt of immediately available
                         Federal funds by the Company in
                         payment for a Note and the
                         authentication and delivery of such
                         Note shall, with respect to such
                         Note, constitute "settlement."
                         Offers accepted by the Company will
                         be settled on the date that is three
                         Business Days after the date of the
                         acceptance of the offer, or at such
                         later time as the purchaser, the
                         Trustee and the Company shall agree,
                         pursuant to the timetable for
                         settlement set forth in Parts II and
                         III hereof under the caption
                         "Settlement Procedures" with respect
                         to Book-Entry Notes and Certificated
                         Notes, respectively.  If procedures A
                         and B of the applicable Settlement
                         Procedures with respect to a
                         particular offer are not completed on
                         or before the time set forth under
                         the applicable "Settlement Procedures
                         Timetable," such offer shall not be
                         settled until the Business Day
                         following the completion of
                         settlement procedures A and B or such
                         later date as the purchaser and the
                         Company shall agree.

                         In the event of a purchase of Notes
                         by any Agent as principal,
                         appropriate settlement details will
                         be as agreed between the Agent and
                         the Company pursuant to the
                         applicable Terms Agreement.

Suspension of            The Company may instruct the Agents
Solicitation; Amendment  to suspend solicitation of purchases
or Supplement:           at any time.  Upon receipt of such
                         instructions the Agents will
                         forthwith suspend solicitation of
                         offers to purchase from the Company
                         until such time as the Company has
                         advised them that solicitation of
                         offers to purchase may be resumed.
                         If the Company decides to amend the
                         Registration Statement or Prospectus
                         (including incorporating any
                         documents by reference therein) or
                         supplement any of such documents, it
                         will promptly furnish the Agents and
                         their counsel with copies of the
                         amendment (including any document
                         proposed to be incorporated by
                         reference therein) or supplement.
                         One copy of such filed document,
                         along with a copy of the cover letter
                         sent to the Commission, will be
                         delivered or mailed to the Agents at
                         the following respective addresses:

                         Smith Barney Inc., 390 Greenwich
                         Street - 4th Floor, New York, New
                         York 10013, Attention:  MTN Product
                         Management/ Origination - Mark R.
                         Meyer;

                         Morgan Stanley & Co. Incorporated
                         1585 Broadway; 2nd Floor
                         New York, New York, 10036
                         Attention: Manager - Continuously
                         Offered Products


                         In the event that at the time the
                         solicitation of offers to purchase
                         from the Company is suspended there
                         shall be any orders outstanding which
                         have not been settled, the Company
                         will promptly advise the Agents and
                         the Trustee whether such orders may
                         be settled and whether copies of the
                         Prospectus as theretofore amended
                         and/or supplemented as in effect at
                         the time of the suspension may be
                         delivered in connection with the
                         settlement of such orders. The
                         Company will have the sole
                         responsibility for such decision and
                         for any arrangements which may be
                         made in the event that the Company
                         determines that such orders may not
                         be settled or that copies of such
                         Prospectus may not be so delivered.

Delivery of Supplemented A copy of the most recent
Prospectus:              Supplemented Prospectus must
                         accompany or precede the earlier of
                         (a) the written confirmation of a
                         sale sent to a customer or the agent
                         of such customer, and (b) the
                         delivery of Notes to a customer or
                         the agent of such customer.

Authenticity of          The Agents will have no obligations
  Signatures:            or liability to the Company or the
                         Authenticating Agent in respect of
                         the authenticity of the signature of
                         any officer, employee or agent of the
                         Company or the Authenticating Agent
                         on any Note.

Documents Incorporated   The Company shall supply the Agents
by Reference:            with an adequate supply of all
                         documents incorporated by reference
                         in the Registration Statement.

Business Day:            "Business Day" means any day, other
                         than a Saturday or Sunday, on which
                         banks in the City of New York, are
                         not required or authorized by law to
                         close.


  PART II:  PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY
                         FORM


          In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Paying Agent to DTC and a Medium-Term Note Certificate Agreement between the Paying Agent and DTC (the "Certificate
Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System
("SDFS").

Issuance:                All Notes issued in book-entry form
                         having the same original issue date,
                         interest rate, and stated maturity
                         will be represented initially by a
                         single global security in fully
                         registered form without coupons
                         (each, a "Book-Entry Note").

                         Each Book-Entry Note will be dated
                         and issued as of the date of its
                         authentication by the Authenticating
                         Agent.  Each Book-Entry Note will
                         bear an interest accrual date, which
                         will be (a) with respect to an
                         original Book-Entry Note (or any
                         portion thereof), its original issue
                         date and (b) with respect to any Book-
                         Entry Note (or portion thereof)
                         issued subsequently upon exchange of
                         a Book-Entry Note or in lieu of a
                         destroyed, lost or stolen Book-Entry
                         Note, the most recent interest
                         payment date to which interest has
                         been paid or duly provided for on the
                         predecessor Book-Entry Note or Notes
                         (or if no such payment or provision
                         has been made, the original issue
                         date of the predecessor Book-Entry
                         Note or Notes), regardless of the
                         date of authentication of such
                         subsequently issued Book-Entry Note.
                         No Book-Entry Note shall represent
                         any Note issued in certificated form.

Identification:          Prior to the commencement of the
                         program, the Company has arranged
                         with the CUSIP Service Bureau of
                         Standard & Poor's Corporation (the
                         "CUSIP Service Bureau") for the
                         reservation of a series consisting of
                         approximately 900 CUSIP numbers which
                         have been reserved for and relating
                         to Book-Entry Notes and the Company
                         has directed the Paying Agent to give
                         DTC a written list of such CUSIP
                         numbers.  The Paying Agent will
                         assign CUSIP numbers to Book-Entry
                         Notes as described below under
                         Settlement Procedure B.  DTC will
                         notify the CUSIP Service Bureau
                         periodically of the CUSIP numbers
                         that the Paying Agent has assigned to
                         Book-Entry Notes.

                         The Paying Agent will notify the
                         Company at any time when fewer than
                         50 of the reserved CUSIP numbers
                         remain unassigned to Book-Entry
                         Notes, and, if it deems necessary,
                         the Company will reserve additional
                         CUSIP numbers for assignment to Book-
                         Entry Notes.  Upon obtaining such
                         additional CUSIP numbers, the Company
                         will deliver a list of such
                         additional numbers to the Paying
                         Agent and DTC.

Registration:            Each Book-Entry Note will be
                         registered in the name of Cede & Co.,
                         as nominee for DTC, on the register
                         maintained by the Trustee under the
                         Indenture.  The beneficial owner of a
                         Note issued in book-entry form (i.e.,
                         an owner of a beneficial interest in
                         a Book-Entry Note) (or one or more
                         indirect participants in DTC
                         designated by such owner) will
                         designate one or more participants in
                         DTC (with respect to such Note issued
                         in book-entry form, the
                         "Participants") to act as agent for
                         such beneficial owner in connection
                         with the book-entry system maintained
                         by DTC, and DTC will record in
                         book-entry form, in accordance with
                         instructions provided by such
                         Participants, a credit balance with
                         respect to such Note issued in
                         book-entry form in the account of
                         such Participants.  The ownership
                         interest of such beneficial owner in
                         such Note issued in book-entry form
                         will be recorded through the records
                         of such Participants or through the
                         separate records of such Participants
                         and one or more indirect participants
                         in DTC.

Transfers:               Transfers of a Book-Entry Note will
                         be accomplished by book entries made
                         by DTC and, in turn, by Participants
                         (and in certain cases, one or more
                         indirect participants in DTC) acting
                         on behalf of beneficial transferors
                         and transferees of such Book-Entry
                         Note.

Exchanges:               The Paying Agent may deliver to DTC
                         and the CUSIP Service Bureau at any
                         time a written notice specifying (a)
                         the CUSIP numbers of two or more Book-
                         Entry Notes outstanding on such date
                         that represent Book-Entry Notes
                         having the same terms (other than
                         original issue dates) and for which
                         interest has been paid to the same
                         date; (b) a date, occurring at least
                         30 days after such written notice is
                         delivered and at least 30 days before
                         the next interest payment date for
                         the related Notes issued in
                         book-entry form, on which such
                         Book-Entry Notes shall be exchanged
                         for a single replacement Book-Entry
                         Note; and (c) a new CUSIP number,
                         obtained from the Paying Agent, to be
                         assigned to such replacement
                         Book-Entry Note.  Upon receipt of
                         such a notice, DTC will send to its
                         participants (including the Paying
                         Agent) a written reorganization
                         notice to the effect that such
                         exchange will occur on such date.
                         Prior to the specified exchange date,
                         the Paying Agent will deliver to the
                         CUSIP Service Bureau written notice
                         setting forth such exchange date and
                         the new CUSIP number and stating
                         that, as of such exchange date, the
                         CUSIP numbers of the Book-Entry Notes
                         to be exchanged will no longer be
                         valid.  On the specified exchange
                         date, the Paying Agent will exchange
                         such Book-Entry Notes for a single
                         Book-Entry Note bearing the new CUSIP
                         numbers and the CUSIP number of the
                         exchanged Book-Entry Notes will, in
                         accordance with CUSIP Service Bureau
                         procedures, be canceled and not
                         immediately reassigned.

Denominations:           Notes issued in book-entry form will
                         be issued in denominations of $1,000
                         and any larger denomination which is
                         an integral multiple of $1,000.

Interest:                General.  Interest on each Note
                         issued in book-entry form will accrue
                         from the most recent interest payment
                         date to which interest has been paid
                         or duly provided for, or if no such
                         payment or provision has been made,
                         the original issue date of the
                         Book-Entry Note representing such
                         Note.  Each payment of interest on a
                         Note issued in book-entry form will
                         include interest accrued through the
                         day preceding, as the case may be,
                         the interest payment date or
                         maturity.  Interest payable at
                         maturity of a Note issued in
                         book-entry form will be payable to
                         the Person to whom the principal of
                         such Note is payable.  DTC will
                         arrange for each pending deposit
                         message described under Settlement
                         Procedure C below to be transmitted
                         to Standard & Poor's, which will use
                         the information in the message to
                         include certain terms of the related
                         Book-Entry Note in the appropriate
                         daily bond report published by
                         Standard & Poor's.

                         Interest Payment Dates.  Interest
                         payments will be made on each
                         interest payment date commencing with
                         the first interest payment date
                         following the original issue date,
                         provided, however, that the first
                         payment of interest on any Book-Entry
                         Senior Note originally issued between
                         a regular record date and an interest
                         payment date will occur on the
                         interest payment date following the
                         next regular record date.

                         Interest payments on Notes issued in
                         book-entry form will be made
                         semiannually on the dates specified
                         in the Pricing Supplement and at
                         maturity unless such day is not a
                         Business Day, in which case such
                         payment will be made on the next
                         Business Day.

Payments of Principal    Payment of Interest Only.  Promptly
  and Interest:          after each regular record date, the
                         Paying Agent will deliver to the
                         Company and DTC a written notice
                         specifying by CUSIP number the amount
                         of interest to be paid on each Book-
                         Entry Note on the following interest
                         payment date (other than an interest
                         payment date coinciding with
                         maturity) and the total of such
                         amounts.  DTC will confirm the amount
                         payable on each Book-Entry Note on
                         such interest payment date by
                         reference to the daily bond reports
                         published by Standard & Poor's
                         Corporation.  On such interest
                         payment date, the Company will pay to
                         the Paying Agent and the Paying Agent
                         in turn will pay to DTC, such total
                         amount of interest due (other than at
                         maturity), at the times and in the
                         manner set forth below under "Manner
                         of Payment."


                         Payments at Maturity.  On or about
                         the first Business Day of each month
                         in which principal and/or interest is
                         to be paid, the Paying Agent will
                         deliver to the Company and DTC a
                         written list of principal, interest
                         and premium, if any, to be paid on
                         each Book-Entry Note maturing either
                         at stated maturity or on a redemption
                         date in the following month.  The
                         Paying Agent, the Company and DTC
                         will confirm the amounts of such
                         principal and interest payments with
                         respect to a Book-Entry Note on or
                         about the fifth Business Day
                         preceding the maturity of such
                         Book-Entry Note.  At such maturity,
                         the Company will pay to the Paying
                         Agent, and the Paying Agent in turn
                         will pay to DTC, the principal amount
                         of such Note, together with interest
                         and premium, if any, due at such
                         maturity, at the times and in the
                         manner set forth below under "Manner
                         of Payment."  If any maturity of a
                         Book-Entry Note is not a Business
                         Day, the payment due on such day
                         shall be made on the next succeeding
                         Business Day and no interest shall
                         accrue on such payment for the period
                         from and after such maturity.
                         Promptly after payment to DTC of the
                         principal, interest and premium, if
                         any, due at the maturity of such Book-
                         Entry Note, the Paying Agent will
                         cancel such Book-Entry Note and
                         deliver it to the Company with an
                         appropriate debit advice.  On the
                         first Business Day of each month, the
                         Paying Agent will deliver to the
                         Company a written statement
                         indicating the total principal amount
                         of outstanding Book-Entry Notes as of
                         the immediately preceding Business
                         Day.

                         Manner of Payment.  The total amount
                         of any principal, premium, if any,
                         and interest due on Book-Entry Notes
                         on any interest payment date or at
                         maturity shall be paid by the Company
                         to the Paying Agent to an account
                         designated by the Paying Agent in
                         funds available for use by the
                         Payment Agent as of 9:30 a.m., New
                         York City time, on such date.  The
                         Company will confirm such
                         instructions in writing to the Paying
                         Agent.  Prior to 10:00 a.m., New York
                         City time, on such date or as soon as
                         possible thereafter, the Paying Agent
                         will pay (but only from funds
                         withdrawn from such account) by
                         separate wire transfer (using Fedwire
                         message entry instructions in a form
                         previously specified by DTC) to an
                         account at the Federal Reserve Bank
                         of New York previously specified by
                         DTC, in funds available for immediate
                         use by DTC, each payment of interest,
                         principal and premium, if any, due on
                         a Book-Entry Note on such date.
                         Thereafter on such date, DTC will
                         pay, in accordance with its SDFS
                         operating procedures then in effect,
                         such amounts in funds available for
                         immediate use to the respective
                         Participants in whose names such
                         Notes are recorded in the book-entry
                         system maintained by DTC.  Neither
                         the Company nor the Paying Agent
                         shall have any responsibility or
                         liability for the payment by DTC of
                         the principal of, or interest on, the
                         Book-Entry Note to such Participants.

                         Withholding Taxes.  The amount of any
                         taxes required under applicable law
                         to be withheld from any interest
                         payment on a Note will be determined
                         and withheld by the Participant,
                         indirect participant in DTC or other
                         Person responsible for forwarding
                         payments and materials directly to
                         the beneficial owner of such Note.

Settlement Procedures:   Settlement Procedures with regard to
                         each Note in book-entry form sold by
                         each Agent as agent of the Company,
                         will be as follows:

                         A.The Presenting Agent will advise
                         the Company by telephone (confirmed
                         by facsimile) of the following
                         settlement information:

                         1.Taxpayer identification number of
                         the purchaser.

                         2.Principal amount of the Note.

                         3.Terms:

                         a)interest rate
                         b)interest payment dates

                         4.Price to public of the Note.

                         5.Trade date.

                         6.Settlement date (original issue date).

                         7.Maturity.

                         8.Net proceeds to the Company.

                         9.Agent's commission

                         B.The Company will advise the Paying
                         Agent by electronic transmission of
                         the above settlement information
                         received from the Presenting Agent
                         with respect to the Book-Entry Note
                         representing such Note and the name
                         of the Agent, and the Paying Agent
                         will assign a CUSIP number to such
                         Note.

                         C.The Paying Agent will communicate
                         to DTC through DTC's Participant
                         Terminal System, a pending deposit
                         message specifying the following
                         settlement information, which will
                         route such relevant information to
                         the Presenting Agent, Standard &
                         Poor's Corporation and Interactive
                         Data Corporation:

                         1.The information set forth in
                         Settlement Procedure A.

                         2.Identification numbers of the
                         participant accounts maintained by
                         DTC on behalf of the Paying Agent and
                         the Agent.

                         3.Initial interest payment date for
                         such Note, number of days by which
                         such date succeeds the related record
                         date for DTC purposes and, if then
                         calculable, the amount of interest
                         payable on such interest payment date
                         (which amount shall have been
                         confirmed by the Paying Agent).

                         4.CUSIP number of the Book-Entry Note
                         representing such Note.

                         5.Whether such Book-Entry Note
                         represents any other Notes issued or
                         to be issued in book-entry form.

                         D.The Board of Directors of the
                         Company or its Executive Committee or
                         a designee thereof shall approve the
                         final terms of the Notes.

                         E.The Paying Agent will complete a
                         Book-Entry Note representing such
                         Note in a form that has been approved
                         by the Company, the Agents and the
                         Paying Agent.

                         F.The Paying Agent will authenticate
                         the Book-Entry Note representing such
                         Note.

                         G.DTC will credit such Note to the
                         participant account of the Paying
                         Agent maintained by DTC.

                         H.The Paying Agent will enter an SDFS
                         deliver order through DTC's
                         Participating Terminal System
                         instructing DTC (i) to debit such
                         Note to the Paying Agent's
                         participant account and credit such
                         Note to the participant account of
                         the Presenting Agent maintained by
                         DTC and (ii) to debit the settlement
                         account of the Presenting Agent and
                         credit the settlement account of the
                         Paying Agent maintained by DTC, in an
                         amount equal to the price of such
                         Note less such Agent's commission.
                         Any entry of such a deliver order
                         shall be deemed to constitute a
                         representation and warranty by the
                         Paying Agent to DTC that (i) the Book-
                         Entry Note representing such Note has
                         been issued and authenticated and
                         (ii) the Paying Agent is holding such
                         Book-Entry Note pursuant to the
                         Medium-Term Note Certificate
                         Agreement between the Paying Agent
                         and DTC.

                         I.The Presenting Agent will enter an
                         SDFS deliver order through DTC's
                         Participant Terminal System
                         instructing DTC (i) to debit such
                         Note to the Presenting Agent's
                         participant account and credit such
                         Note to the participant account of
                         the Participants maintained by DTC
                         and (ii) to debit the settlement
                         accounts of such Participants and
                         credit the settlement account of the
                         Presenting Agent maintained by DTC,
                         in an amount equal to the initial
                         public offering price of such Note.

                         J.Transfers of funds in accordance
                         with SDFS deliver orders described in
                         Settlement Procedures H and I will be
                         settled in accordance with SDFS
                         operating procedures in effect on the
                         Settlement Date.

                         K.Upon receipt of such funds, the
                         Paying Agent will credit to an
                         account of the Company identified to
                         the Paying Agent funds available for
                         immediate use in the amount
                         transferred to the Paying Agent in
                         accordance with Settlement Procedure
                         H.

                         L.The Paying Agent will send a copy
                         of each Book-Entry Note to the
                         Company together with a statement
                         setting forth the principal amount of
                         Notes outstanding in accordance with
                         the Mortgage.

                         M.The Agent will confirm the purchase
                         of such Note to the purchaser either
                         by transmitting to the Participant
                         with respect to such Note a
                         confirmation order through DTC's
                         Participant Terminal System or by
                         mailing a written confirmation to
                         such purchaser.

Settlement Procedures    For order of Notes accepted by the
  Timetable:             Company, Settlement Procedures "A"
                         through "M" set forth above shall be
                         completed as soon as possible but not
                         later than the respective times (New
                         York City time) set forth below:

                         Settlement Procedure Time

                         A-B 11:00 a.m. on the trade date
                         C   2:00 p.m. on the trade date
                         D   No later than the Business Day
                             before day of settlement
                         E   3:00 p.m. on the Business Day
                             before day of settlement
                         F   No later than 2:00 p.m. on the
                             day prior to day of settlement
                         G   10:00 a.m. on day of settlement
                         H-I No later than 2:00 p.m. on the
                             day prior to day of settlement
                         J   4:45 p.m. on day of settlement
                         K-M 5:00 p.m. on day of settlement

                         Settlement Procedures A, B and C may,
                         if necessary, be completed at any
                         time prior to the specified times on
                         the first Business Day after the sale
                         date.  Settlement Procedure J is
                         subject to extension in accordance
                         with any extension of Fedwire closing
                         deadlines and in the other events
                         specified in the SDFS operating
                         procedures in effect on the day of
                         settlement.

                         If settlement of a Note issued in
                         book entry form is rescheduled or
                         canceled, the Paying Agent will
                         deliver to DTC, through DTC's
                         Participant Terminal System, a
                         cancellation message to such effect
                         by no later than 2:00 p.m., New York
                         City time, on the Business Day
                         immediately preceding the scheduled
                         day of settlement.

Failure to Settle:       If the Paying Agent fails to enter an
                         SDFS deliver order with respect to a
                         Book-Entry Note issued in book-entry
                         form pursuant to Settlement Procedure
                         H; the Paying Agent shall deliver to
                         DTC, through DTC's Participant
                         Terminal System, as soon as
                         practicable a withdrawal message
                         instructing DTC to debit such Note to
                         the participant account of the Paying
                         Agent maintained at DTC.  DTC will
                         process the withdrawal message,
                         provided that such participant
                         account contains a principal amount
                         of the Book-Entry Note representing
                         such Note that is at least equal to
                         the principal amount to be debited.
                         If withdrawal messages are processed
                         with respect to all the Notes
                         represented by a Book-Entry Note, the
                         Paying Agent will mark such Book-
                         Entry Note "canceled", make
                         appropriate entries in its records
                         and send such canceled Book-Entry
                         Note to the Company.  The CUSIP
                         number assigned to such Book-Entry
                         Note shall, in accordance with CUSIP
                         Service Bureau procedures, be
                         canceled and not immediately
                         reassigned.  If withdrawal messages
                         are processed with respect to a
                         portion of the Notes represented by a
                         Book-Entry Note, the Paying Agent
                         will exchange such Book-Entry Note
                         for two Book-Entry Notes, one of
                         which shall represent the Book-Entry
                         Notes for which withdrawal messages
                         are processed and shall be canceled
                         immediately after issuance, and the
                         other of which shall represent the
                         other Notes previously represented by
                         the surrendered Book-Entry Note and
                         shall bear the CUSIP number of the
                         surrendered Book-Entry Note.

                         If the purchase price for any
                         Book-Entry Note is not timely paid to
                         the Participants with respect to such
                         Note by the beneficial purchaser
                         thereof (or a person, including an
                         indirect participant in DTC, acting
                         on behalf of such purchaser), such
                         Participants and, in turn, the
                         related Agent may enter SDFS deliver
                         orders through DTC's Participant
                         Terminal System reversing the orders
                         entered pursuant to Settlement
                         Procedures H and I, respectively.
                         Thereafter, the Paying Agent will
                         deliver the withdrawal message and
                         take the related actions described in
                         the preceding paragraph.  If such
                         failure shall have occurred for any
                         reason other than default by the
                         applicable Agent to perform its
                         obligations hereunder or under the
                         Distribution Agreement, the Company
                         will reimburse such Agent on an
                         equitable basis for its loss of the
                         use of funds during the period when
                         the funds were credited to the
                         account of the Company.

                         Notwithstanding the foregoing, upon
                         any failure to settle with respect to
                         a Book-Entry Note, DTC may take any
                         actions in accordance with its SDFS
                         operating procedures then in effect.
                         In the event of a failure to settle
                         with respect to a Note that was to
                         have been represented by a Book-Entry
                         Note also representing other Notes,
                         the Paying Agent will provide, in
                         accordance with Settlement Procedures
                         E and F, for the authentication and
                         issuance of a Book-Entry Note
                         representing such remaining Notes and
                         will make appropriate entries in its
                         records.


PART III:  PROCEDURES FOR NOTES ISSUED IN CERTIFICATED FORM

          The Paying Agent will issue as registrar in connection with the Certificated Notes.

Denominations:           The Notes will be issued in
                         denominations of $1,000 and integral
                         multiples of $1,000 in excess
                         thereof.

Interest:                Each Note will bear interest in
                         accordance with its terms.  Interest
                         will begin to accrue on the original
                         issue date of a Note for the first
                         interest period and on the most
                         recent interest payment date to which
                         interest has been paid for all
                         subsequent interest periods.  Each
                         payment of interest shall include
                         interest accrued to, but excluding,
                         the date of such payment.

                         Interest payments will be made
                         semiannually on the dates specified
                         in the Pricing Supplement and at
                         maturity.  However, the first payment
                         of interest on any Note issued
                         between a record date and an interest
                         payment date will be made on the
                         interest payment date following the
                         next succeeding record date.
                         Interest at maturity will be payable
                         to the person to whom the principal
                         is payable.

                         Nothing herein should be deemed to
                         require the Paying Agent to risk or
                         expend its own funds in connection
                         with any payment to the Company, or
                         the Agents, or DTC, or any
                         Noteholder, it being understood by
                         all parties that payments made by the
                         Paying Agent shall be made solely to
                         the extent that funds are provided to
                         the Paying Agent for such purpose.

Payments of Principal    Principal of and interest on the
  and Interest:          Notes will be payable in New York,
                         New York or, at the option of the
                         Registered Owner (as defined herein),
                         at such other office or agency of the
                         Paying Agent, at the office or agency
                         of the Company in New York, New York
                         or otherwise pursuant to the
                         Indenture and interest is payable, at
                         the option of the Company, by check
                         mailed to the registered owners of
                         the Notes.  Any payment of principal
                         or interest required to be made on an
                         interest payment date or at maturity
                         of a Note which is not a Business Day
                         need not be made on such day, but may
                         be made on the next succeeding
                         Business Day with the same force and
                         effect as if made on the interest
                         payment date or at maturity, as the
                         case may be, and no interest shall
                         accrue for the period from and after
                         such interest payment date or
                         maturity.

                         The Paying Agent will provide to the
                         Company in each month prior to a
                         month in which any Note or Notes
                         mature, a list of the principal and
                         interest to be paid on Notes maturing
                         in the next succeeding month.  The
                         Paying Agent will be responsible for
                         withholding taxes on interest paid as
                         required by applicable law, but shall
                         be relieved from any such
                         responsibility if it acts in good
                         faith and in reliance upon an opinion
                         of counsel.

                         Notes presented to the Paying Agent
                         at maturity for payment will be
                         cancelled and held by the Paying
                         Agent.  All cancelled Senior Notes
                         held by the Paying Agent shall be
                         destroyed, and the Paying Agent shall
                         fund to the Company a certificate
                         with respect to such destruction.

Settlement Procedures:   Settlement Procedures with regard to
                         each Note purchased through any
                         Agent, as agent, shall be as follows:

                         A.The Presenting Agent will advise
                         the Company by telephone of the
                         following settlement information with
                         regard to each Note:

                         1.Exact name in which the Note is to
                         be registered (the "Registered
                         Owner").

                         2.Exact address or addresses of the
                         Registered Owner for delivery,
                         notices and payments of principal and
                         interest.

                         3.Taxpayer identification number of
                         the Registered Owner.

                         4.Principal amount of the Note.

                         5.Denomination of the Note.

                         6.Terms:

                         a)interest rate
                         b)interest payment dates

                         7.Price to public of the Note.

                         8.Settlement date (original issue date).

                         9.Maturity.

                         10.Net proceeds to the Company.

                         11.Agent's commission.

                         B.The Company shall provide to the
                         Authenticating Agent the above
                         settlement information received from
                         the Agents and shall cause the
                         Authenticating Agent to issue,
                         authenticate and deliver Notes.  The
                         Company also shall provide to the
                         Authenticating Agent and/or Agents a
                         copy of the applicable Pricing
                         Supplement.

                         C.The Board of Directors of the
                         Company or its Executive Committee or
                         the designee thereof shall approve
                         the final terms of the Notes.

                         D.With respect to each trade, the
                         Trustee will deliver the Notes to the
                         Presenting Agent at the following
                         applicable address:  Smith Barney
                         Inc., 390 Greenwich Street - 3rd
                         Floor, New York, New York 10013,
                         Attention: Syndicate Operations -
                         James Steiner; in the case of Morgan
                         Stanley & Co. Incorporated,  Bank of
                         New York, Dealer Clearance
                         Department, 1 Wall Street-3rd Floor,
                         Window 3B, New York, New York  10005,
                         Attn: For the Account of Morgan
                         Stanley & Co. Incorporated.  The
                         Trustee will keep a copy of such
                         Note.  The Presenting Agent will
                         acknowledge receipt of the Note
                         through a broker's receipt and will
                         keep a copy of such Note.  Delivery
                         of the Note will be made only against
                         such acknowledgment of receipt.  Upon
                         determination that the Note has been
                         authorized, delivered and completed
                         as aforementioned, the Presenting
                         Agent will wire the net proceeds of
                         the Note after deduction of its
                         applicable commission to the Company
                         pursuant to standard wire
                         instructions given by the Company.

                         E.The Presenting Agent will deliver
                         the Note (with confirmations), as
                         well as a copy of the Prospectus and
                         any applicable Pricing Supplement or
                         Supplements received from the
                         Authenticating Agent to the purchaser
                         against payment in immediately
                         available funds.

                         F.The Authenticating Agent will send
                         a copy of such Note to the Company.

Settlement Procedures    For offers accepted by the Company,
 Timetable:              Settlement Procedures "A" through "F"
                         set forth above shall be completed on
                         or before the respective times set
                         forth below:

                         Settlement Procedure Time

                         A-B 3:00 P.M. on the third Business
                             Day prior to settlement
                         C   No later than Business Day prior
                             to settlement
                         D   2:15 P.M. on day of settlement
                         E   3:00 P.M. on day of settlement
                         F   5:00 P.M. on day of settlement

Failure to Settle:       In the event that a purchaser of a
                         Note from the Company shall either
                         fail to accept delivery of or make
                         payment for a Note on the date fixed
                         for settlement, the Presenting Agent
                         will forthwith notify the
                         Authenticating Agent and the Company
                         by telephone, confirmed in writing,
                         and return the Note to the
                         Authenticating Agent.  The
                         Authenticating Agent upon receipt of
                         the Note from the Agent, will
                         immediately advise the Company and
                         the Company will promptly arrange to
                         credit the account of the Presenting
                         Agent in an amount of immediately
                         available funds equal to the amount
                         previously paid by such Agent in
                         settlement for the Note.  Such
                         credits will be made on the
                         settlement date if possible, and in
                         any event not later than the Business
                         Day following the settlement date;
                         provided that the Company has
                         received notice on the same day.  If
                         such failure shall have occurred for
                         any reason other than failure by such
                         Agent to perform its obligations
                         hereunder or under the Distribution
                         Agreement, the Company will reimburse
                         such Agent on an equitable basis for
                         its loss of the use of funds during
                         the period when the funds were
                         credited to the account of the
                         Company.  Immediately upon receipt of
                         the Note in respect of which the
                         failure occurred, the Authenticating
                         Agent will cancel and destroy the
                         Note, make appropriate entries in its
                         records to reflect the fact that the
                         Note was never issued, and
                         accordingly notify in writing the
                         Company.